INVESTOR REFERENCE BOOK Last updated January 9, 2017 HealthSouth is a leading provider of post-acute healthcare services, offering both facility-based and home-based post-acute services in 34 states and Puerto Rico through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies.

2 The information contained in this Investor Reference Book includes certain estimates, projections and other forward-looking information that reflect HealthSouth's current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this Investor Reference Book as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in HealthSouth's Form 10‑K for the year ended December 31, 2015, Form 10-Q for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, and in other documents HealthSouth previously filed with the SEC, many of which are beyond HealthSouth's control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures The following Investor Reference Book includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non- GAAP financial measures included in the following Investor Reference Book to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. HealthSouth's Form 8-K, dated January 9, 2017 to which the following Investor Reference Book is attached as Exhibit 99.2, provides further explanation and disclosure regarding HealthSouth's use of non-GAAP financial measures and should be read in conjunction with this Investor Reference Book. Forward-Looking Statements

3 Table of Contents Guidance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-9 The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10-26 Business Outlook: 2017 to 2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27-34 Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35-47 Alternative Payment Models . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48-60 Capital Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61-66 Information Technology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67-70 Operational Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71-76 Industry Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77-89 Segment Operating Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90-95 Reconciliations to GAAP and Share Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96-114 End Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115-118

4 Guidance (as of January 9, 2017)

5 HealthSouth has not closed its books as of and for the year ended December 31, 2016. All 2016 amounts are estimates.Refer to pages 115-118 for end notes. Guidance Adjusted EBITDA(1) Adjusted Earnings per Share from Continuing Operations Attributable to HealthSouth(2) Net Operating Revenues Net Operating Revenues $3,850 million to $3,950 million Adjusted EBITDA(1) $800 million to $820 million Adjusted Earnings per Share from Continuing Operations Attributable to HealthSouth(2) $2.61 to $2.73 $3,650 million to $3,700 million $785 million to $795 million $2.54 to $2.60 2017 Preliminary Guidance 2016 Guidance Note: Adjusted earnings per share guidance for 2016 was increased from a range of $2.50 to $2.56 (last published on October 27, 2016) due primarily to share repurchases in the fourth quarter of 2016 and a decrease in stock compensation estimates.

6 Refer to pages xxx-xxx for end notes. Adjusted EBITDA(1) Guidance Bridge Net Operating Revenues $3,xxx million to $3,xxx million Adjusted EBITDA(x) $8xx million to $8xx million Adjusted Earnings per Share from Continuing Operations Attributable to HealthSouth(x) $x.xx to $x.xx 2017 2016 Adjusted EBITDA Guidance Range Indirect Medical Education Adjustment in Q3 2016 Growth from Operations Impact of 2017 Home Health Rule Sale of Pediatric Home Health Business in Q4 2016 2017 Adjusted EBITDA Guidance Range u 2016 included the benefit of a retroactive indirect medical education (“IME”) adjustment of ~$4 million, which will not repeat in 2017, at the former Reliant hospital in Woburn, MA. u The ~3.6% net pricing reduction to Encompass of the HH-PPS final rule creates an ~$21 million headwind to Adjusted EBITDA in 2017.* u Sold pediatric home health assets in Q4 2016; represented ~$2 million of Adjusted EBITDA in 2016 u See page 7 for a list of 2017 guidance considerations. $785 to $795 $800 to $820 $32 to $62 ($4) ($2) ($21)(In Millions) 2016 2017 HealthSouth has not closed its books as of and for the year ended December 31, 2016. All 2016 amounts are estimates. * Encompass' expectation for the CY2017 Medicare pricing reduction prior to the release of the HH-PPS rule was ~1.2%. Refer to pages 115-118 for end notes.

7 2017 Guidance Considerations Inpatient Rehabilitation u Estimated 1.9% increase in Medicare pricing for Q1 through Q3; ~1.0% for Q4 (see page 29) u Salary increase of ~3.0% u 2016 included the benefit of a retroactive indirect medical education (“IME”) adjustment of ~$4 million at the former Reliant hospital in Woburn, MA. u Bad debt expense of 1.8% to 2.0% of net operating revenues Home Health and Hospice u Estimated 3.6%, or ~$21 million, net Medicare pricing reduction for CY 2017 (see page 29) u Salary increase of ~3.0% u Cost of implementation of the pre-claim review demonstration beginning in Florida on April 1, 2017; estimated incremental cost of $1.0 million to $1.5 million in 2017 u Inclusive of home health and hospice acquisitions in 2017 u Sold pediatric home health assets in Q4 2016; represented ~$2 million of Adjusted EBITDA in 2016 Consolidated u Diluted share count of ~100 million shares u Tax rate of approximately 40%

8 Adjusted Free Cash Flow(3) and Tax Assumptions HealthSouth has not closed its books as of and for the year ended December 31, 2016. All 2016 amounts are estimates. Reconciliations to GAAP provided on pages 96-113. Refer to pages 115-118 for end notes. u Tax Considerations: Ÿ Increased 2016 estimate for cash taxes due to gain on sale of pediatric home health locations Ÿ Federal NOL exhausted as of December 31, 2016* * The Company has filed with the IRS for a tax accounting method change related to billings denied under pre-payment claims reviews. If accepted, the change would generate a gross federal NOL of ~$125 million. The 2017 assumption range for cash taxes reflects the Company's expectations with and without the acceptance of this change by the IRS. Certain Cash Flow Items (In Millions) 2015 Actuals 2016 Estimates 2017 Assumptions • Cash interest expense (net of amortization of debt discounts and fees) $128.6 ~$160 $150 to $160 • Cash payments for taxes, net of refunds $9.4 ~$35 $120 to $175 • Working Capital and Other $69.2 $45 to $55 $50 to $70 • Maintenance CAPEX $83.1 ~$105 $130 to $150 • Dividends paid on preferred stock(4) $3.1 $— $— • Adjusted Free Cash Flow $389.0 $430 to $450 $245 to $370

9 HealthSouth has not closed its books as of and for the year ended December 31, 2016. All 2016 amounts are estimates.Refer to pages 115-118 for end notes. Free Cash Flow Priorities (In Millions) 2015 2016 2017 Actuals Estimates Assumptions IRF bed expansions $20.8 ~$20 $30 to $40 New IRF’s - De novos 47.8 ~75 85 to 105 - Acquisitions 786.2 — TBD - Replacement hospitals — ~10 10 to 20 New home health and hospice acquisitions 200.2 ~50 50 to 100 $1,055.0 ~$155 $175 to $265, excluding IRF acquisitions 2015 2016 2017 Actuals Estimates Assumptions Debt (borrowings) redemptions, net(5) $(1,060.3) ~$160 $TBD Cash dividends on common stock(6) 77.2 ~84 ~$87 Common stock repurchases 45.3 ~64 TBD $(937.8) ~$308 $TBD Shareholder Distributions Growth in Core Business Debt Reduction Highest Priorit y Redeemed remaining outstanding principal of $176 million of 2022 Notes in 2016 ~$96 million authorization remaining as of December 31, 2016 Quarterly cash dividend currently set at $0.24 per common share

10 The Company

11 HealthSouth: A Leading Provider of Post-Acute Care 59% of HealthSouth's IRFs are located within a 30-mile radius of an Encompass location. Inpatient Rehabilitation Portfolio - As of December 31, 2016 123 Inpatient Rehabilitation Hospitals • 37 operate as joint ventures with acute care hospitals 30 Number of States (plus Puerto Rico) ~ 28,000 Employees Key Statistics - Trailing 4 Quarters as of Sept. 30, 2016 ~ $3.0 Billion Revenue 164,722 Inpatient Discharges 649,510 Outpatient Visits Note: One of the 123 IRFs and two of the 188 adult home health locations are nonconsolidated. These locations are accounted for using the equity method of accounting. Encompass Home Health and Hospice Portfolio – As of December 31, 2016 188 Home Health Locations 35 Hospice Locations 25 Number of States ~ 7,700 Employees Key Statistics - Trailing 4 Quarters as of Sept. 30, 2016 ~ $657 million Revenue 179,181 Home Health Episodes 2,955 Hospice Admissions IRF Market Share Largest owner & operator of IRFs 21% of Licensed Beds 28% of Medicare Patients Served Home Health and Hospice Market Share 4th largest provider of Medicare-certified skilled home health services

12 Inpatient Rehabilitation Segment Major Services • Rehabilitation Physicians: manage and treat medical conditions and oversee rehabilitation program • Rehabilitation Nurses: provide personal care and oversee treatment plan for patients • Physical Therapists: address physical function, mobility, strength, balance, and safety • Occupational Therapists: promote independence through activities of daily living (ADLs) • Speech-Language Therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Case Managers: coordinate care plan with physician, caregivers and family • Post-Discharge Services: outpatient therapy and Encompass home health and hospice Inpatient Rehabilitation Hospitals ("IRFs") Refer to pages 115-118 for end notes. 101 of HealthSouth's hospitals hold one or more disease- specific certifications from The Joint Commission’s Disease-Specific Care Certification Program.(7)

13 Major Services • Skilled Nurses: comprehensively assess, teach, train, and manage care related to injury or illness • Home Health Aides: provide personal care and assistance with ADLs • Physical Therapists: address physical function, mobility, strength, balance, and safety • Occupational Therapists: promote independence through training on self-management of ADLs • Speech-Language Therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Medical Social Workers: provide assessment of social and emotional factors; assist with obtaining community resources Home Health and Hospice Segment (Encompass) Home Health Agencies Encompass offers a number of evidence-based specialty programs related to: Post-Operative Care, Fall Prevention, Chronic Disease Management, and Transitional Care. Hospice: provides services to terminally ill patients and their families to address patients' physical needs, including pain control and symptom management, and to provide emotional and spiritual support.

14 States with an Encompass presence Encompass Partnership • 4th largest provider of Medicare-focused (82% Medicare) skilled home health services in the U.S. with 223 locations across 25 states • Approx. 7,700 employees making 3.9 million total patient visits annually • Approx. revenue of $657 million for trailing 4 quarters* * CareSouth acquired on November 2, 2015. ** A subsidiary of HealthSouth Corporation and doing business as Encompass Home Health and Hospice Equity Structure HealthSouth EncompassManagement HealthSouth Home Health Holdings, Inc.** 16.7%83.3% Partnership formed December 31, 2014

15 IRF-Home Health Clinical Collaboration (All Payors) * Generally defined as a HealthSouth IRF located within a 30-mile radius of an Encompass location. All Markets Q4 2015 Q4 2016 19,915 19,674 2,821 4,051 12.4% Collaboration Rate 17.1% Collaboration Rate Overlap Markets* Q4 2015 Q4 2016 10,360 10,074 2,735 3,963 20.9% Collaboration Rate 28.2% Collaboration Rate HealthSouth IRF Discharges to non-Encompass Home Health HealthSouth IRF Discharges to Encompass Home Health Clinical collaboration rate with HealthSouth IRFs increased by 730 basis points over Q4 2015

16 Managed Care Per Diem/Visit or CMG/Episodes - Negotiated rate - Some are “tiered” for acuity/severity Per Diem/Visit or CMG/Episodes - Negotiated rate - Some are “tiered” for acuity/severity Other Variety of methodologies Prospective Payment System (“PPS”) - IRF: Paid per discharge by Case Mix Group (“CMG”) - Home Health: Paid per 60-day episode of care by Home Health Resource Group (“HHRG”) • An episode is paid in two installments: 1) Request for Anticipated Payment (“RAP”) 2) Final bill after episode is complete Medicare Varies by state Medicare Advantage Medicaid Payors (Q3 2016) Payor Source Payment Methodology% of Revenues 81.8%73.3% 8.8% 7.6% 4.5% 11.4% 3.0% 4.7%4.7% 0.2% Inpatient Rehab Segment Home Health & Hospice Segment* * In Q4 2016, Encompass sold its pediatric home health assets. As a result of this sale, the Company expects its percentage of Medicare in the above chart to increase by approximately 300 basis points with the offset in Medicaid going forward.

17 Acute Care Hospitals -- 37% Physician Offices / Community -- 34% IRFs / LTCHs / SNFs -- 29% IRF Patient Mix Referral Sources: Rehabilitation Impairment Category* (Q3 2016): • Physicians and acute care hospital case managers are key decision makers. • All IRF patients must meet reasonable and necessary criteria and must be admitted by a physician. • All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum). • IRF patients receive 24-hour, 7 days a week nursing care. • Average length of stay = 12.8 days Admission to an IRF: Average Age of a HealthSouth Patient: All Patients = 71 Medicare FFS = 76 RIC 01 Stroke 17.1% RIC 02/03 Brain dysfunction 9.2% RIC 04/05 Spinal cord dysfunction 4.1% RIC 06 Neurological conditions 20.2% RIC 07 Fracture of lower extremity 8.0% RIC 08 Replacement of lower extremity joint 5.1% RIC 09 Other orthopedic 10.2% RIC 10/11 Amputation 2.7% RIC 14 Cardiac 4.7% RIC 17/18 Major multiple trauma 5.5% RIC 20 Other disabling impairments 10.1% — All other RICs 3.1% Home Health Patient Mix Acute Care Hospitals -- 92% Physician Offices / Community -- 7% Skilled Nursing Facilities -- 1% Referral Sources: • For Medicare, a patient must be confined to the home and need skilled services. • The patient must be under the care of a physician and receive services under a home health plan of care established and periodically reviewed by a physician. • Medicare also requires a face-to-face encounter related to the primary reason the patient requires home health services with a physician or an allowed non-physician practitioner. Admission to home health: Average Age of an Encompass Patient: All Patients = 76 Medicare FFS = 77 100 90 80 70 60 50 40 30 20 10 Pe rc en ta ge 24.0% 36.7% 31.9% 85.1% Age 85+ Lives alone Has 2 or more ADL limitations Has 3 or more chronic conditions Demographics of all Medicare Home Health Users**: * Rehabilitation Impairment Categories (RICs) represent how HealthSouth admitted the patient; BPCI/CJR (pages 52-59) uses Diagnostic-Related Groups (DRGs) which represent how the acute care hospital discharged the patient. ** Source: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2015

18 2014 2015 2016 10.6% 10.6% 10.4% 10.7% 10.6% 10.7% 2014 2015 2016 14.5% 13.9% 13.1% 11.4% 10.7% 10.1% 2014 2015 2016 74.4% 75.2% 75.7% 77.1% 78.0% 78.7% Home Health QualityIRF Quality Discharge to Community Discharge to Skilled Nursing Discharge to Acute Hospital Percent of cases discharged to the community, including home or home with home health. Higher is better. Percent of patients discharged to a skilled nursing facility. Lower is better. Percent of patients discharged to an acute care hospital. Lower is better. Refer to pages 115-118 for end notes. 3.8 3.2 Quality of Care Star Ratings(9) 99% of Encompass' home health agencies are 3 Stars or higher 3.6 3.6 Patient Satisfaction Star Ratings(9) 95% of Encompass' home health agencies are 3 Stars or higher Encompass National Average 15.2% 16.9% 30-Day Readmission Rate Percent of patients readmitted to an acute care hospital. Lower is better. 170 bps bette r UDSMR(8) HealthSouth Leading Positions in Quality of Care

19 Independent Research Concludes IRFs are a Better Rehabilitation Option for Stroke Patients than SNFs “If the hospital suggests sending your loved one to a skilled nursing facility after a stroke, advocate for the patient to go to an inpatient rehabilitation facility instead…”* “Whenever possible, the American Stroke Association strongly recommends that stroke patients be treated at an inpatient rehabilitation facility rather than a skilled nursing facility. While in an inpatient rehabilitation facility, a patient participates in at least three hours of rehabilitation a day from physical therapists, occupational therapists, and speech therapists. Nurses are continuously available and doctors typically visit daily.”* * ** AHA/ASA press release, "Inpatient rehab recommended over nursing homes for stroke rehab," issued May 4, 2016 (newsroom.heart.org) "Guidelines for Adult Stroke Rehabilitation and Recovery," issued May 2016 (stroke.ahajournals.org) “The studies that have compared outcomes in hospitalized stroke patients first discharged to an IRF, a SNF, or a nursing home have generally shown that IRF patients have higher rates of return to community living and greater functional recovery, whereas patients discharged to a SNF or a nursing home have higher rehospitalization rates and substantially poorer survival.”** 99 of HealthSouth's IRFs hold The Joint Commission's Disease-Specific Care Certification in Stroke Rehabilitation.

20 Solution: Utilize extensive proprietary database of IRF patients to engage in predictive modelling to identify patients at risk for acute care transfer and implement intervention strategies as part of the plan of care. Solution: Implement a multidisciplinary reconciliation process using HealthSouth's electronic medical records to further reduce the risk of medication errors upon admission to and discharge from a HealthSouth IRF. Solution: Develop clinical protocols and coordinated discharge planning between IRFs and home health agencies; structure and implement TeamWorks initiative to extrapolate best practices and standardize across all overlap markets; and employ Care Transition Coordinators (CTCs) to implement patient-centered transition plans that promote quality, safety and patient choice. Problem: Acute care transfers can negatively influence patient outcomes and result in unnecessary health care expenditures and penalties. Problem: Medication errors are a common cause of adverse drug events which significantly increase a patient's risk of being readmitted to an acute care hospital.** Problem: Poor coordination between healthcare providers can result in low-quality care, unnecessary duplication of services, and avoidable medical errors. Clinical Initiatives to Further Improve Quality Reduce Acute Care Transfers (tracked in the IRF QRP*) Medication Reconciliation (tracked in the IRF QRP*) Clinical Collaboration * ** IRF Quality Reporting Program Sources: http://archive.ahrq.gov/research/findings/factsheets/errors-safety/aderia/ade.html https://www.ismp.org/newsletters/acutecare/showarticle.aspx?id=36

21 Leading Position in Cost Effectiveness(10) - IRFs Medicare pays HealthSouth less per discharge, on average, and HealthSouth treats a higher acuity patient. Avg. Beds per IRF Avg. Medicare Discharges per IRF(12) Case Mix Index(13) Avg. Est. Total Cost per Discharge for FY 2017 Avg. Est. Total Payment per Discharge for FY 2017 HLS(11) = 119 68 956 1.25 $12,645 $19,371 Free- Standing (Non-HLS) = 144 57 582 1.23 $16,653 $20,248 Hospital Units = 870 24 234 1.18 $19,879 $20,551 Total 1,133 33 354 1.21 $17,152 $20,153 The average estimated total payment per discharge, as stated, does not reflect a 2% reduction for sequestration.(14) Refer to pages 115-118 for end notes. HealthSouth differentiates itself by: Ÿ “Best Practices” clinical protocols Ÿ Supply chain efficiencies Ÿ Sophisticated management information systems Ÿ Economies of scale

22 2015 AverageRevenue Visits Effective Revenue Cost Episodes per Episode per Episode per Visit per Visit Encompass 137,568 $3,072 19 $162 $72 Public Peer Average 259,215 $2,732 17* $161 $84* Encompass Compared to Peer Average 12.4% 11.8% 0.6% (14.3)% Leading Position in Cost Effectiveness - Home Health Public peer average represents 2015 data from publicly traded home health providers. * One publicly traded company (Kindred) does not report visit counts. Encompass' average revenue per episode is 12.4% higher due to higher acuity patient mix. Encompass' cost per visit is 14.3% lower due to market density & operational efficiency: Ÿ Caregiver optimization Ÿ Full utilization of Homecare Homebase (HCHB) Ÿ Employee culture of excellence Ÿ ~76% of visits conducted by full-time staff Ÿ Daily monitoring of productivity

23 IRF New-Store/Same-Store Growth * Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during each period Refer to pages 115-118 for end notes. 25.0 20.0 15.0 10.0 5.0 0.0 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Fairlawn(15) 0.6% 1.9% 1.9% 2.0% 1.1% New Store 2.5% 2.5% 2.0% 1.0% —% 0.6% 1.8% 4.4% 5.7% 15.6% 14.2% 11.7% 10.7% Same Store* 3.2% 1.3% 0.4% 1.4% 1.9% 2.2% 2.9% 2.8% 3.9% 3.0% 2.8% 1.9% 1.9% Total by Qtr. 5.7% 3.8% 2.4% 3.0% 3.8% 4.7% 6.7% 8.3% 9.6% 18.6% 17.0% 13.6% 12.6% Total by Year 5.0% 3.5% 10.9% Same-Store Year* 2.5% 1.3% 3.2% Same-Store Year UDS(16) (0.7)% (0.2)% 1.3% Altamonte Springs, FL (50 beds) Johnson City, TN (26 beds) Newnan, GA (50 beds) Middletown, DE (34 beds) Reliant (857 beds) Franklin, TN (40 beds) Lexington, KY (158 beds) Savannah, GA (50 beds) Hot Springs, AR (40 beds) Bryan, TX (49 beds) Broken Arrow, OK (22 beds)

24 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Home Health New-Store/Same-Store Growth Admissions Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 New Store 11.9% 13.6% 15.7% 37.4% 43.5% 41.6% 35.4% Same Store* —% —% —% —% 12.6% 11.1% 15.3% Encompass owned locations** 10.9% 8.7% 10.3% 15.0% —% —% —% Total by Qtr. 22.8% 22.3% 26.0% 52.4% 56.1% 52.7% 50.7% Total by Year 31.4% Same-Store Year* —% Encompass owned locations Year** 11.2% * Includes consolidated Encompass home health agencies classified as same store during each period ** Includes admissions for locations Encompass owned prior to HealthSouth acquisition on December 31, 2014, and HealthSouth's legacy agencies Acquired CareSouth (44 home health agencies in 7 states) Note: In addition to completing the CareSouth acquisition, in 2015, Encompass opened four home health locations and acquired ten home health locations. In the first nine months of 2016, Encompass opened two home health locations and acquired three home health locations.

25 • Largest provider of inpatient rehabilitation services • 4th largest provider of Medicare-certified skilled home health services • Consistent delivery of high-quality, cost-effective care • Enhanced utilization of technology (e.g., clinical, data management, and technology-enabled business processes) HLS: Strong and Sustainable Business Fundamentals • Effective labor management • Continued improvements in supply chain • Economies related to scale and market density Cost-Effectiveness • Strong balance sheet and liquidity, no significant near-term maturities (credit agreement matures in 2020; bonds mature in 2023 and beyond) • Substantial free cash flow generation • Attractive organic growth opportunities in both segments • Flexible inpatient rehabilitation de novo and acquisition strategy • Home health and hospice platform with track record of growth through acquisitions in highly fragmented industry segments • Portfolio of 123* IRFs as of December 31, 2016 P 85 owned and 38 leased Real Estate Portfolio Attractive Healthcare Sectors Growth Opportunities Cost-Effectiveness • Favorable demographic trends • Nondiscretionary nature of many conditions treated • Highly fragmented post-acute industries Industry Leading Position Financial Strength * Includes one nonconsolidated entity.

26 Adjusted EPS(2) Track Record 2011 2012 2013 2014 2015 Trailing 4 Qtrs* $2,027 $2,162 $2,273 $2,406 $3,163 $3,637 ($ millions) 2011 2012 2013 2014 2015 Trailing 4 Qtrs* $466 $506 $552 $578 $683 $786 ’11-’15 CAGR = 10.0%($ millions) ’11-’15 CAGR = 11.8 % Adjusted EBITDA(1) 2011 2012 2013 2014 2015 Trailing 4 Qtrs* $1.20 $1.61 $1.94 $2.06 $2.24 $2.54 ’11-’15 CAGR = 16.9% 2011 2012 2013 2014 2015 Trailing 4 Qtrs* $243 $268 $331 $311 $389 $468 Adjusted Free Cash Flow(3) ($ millions) ’11-’15 CAGR = 12.5 % Revenue * As of September 30, 2016 Reconciliations to GAAP provided on pages 96-113; Refer to pages 115-118 for end notes. CAGR = Compound annual growth rate; the average growth rate over a period of years.

27 Business Outlook 2017 to 2019 (as of January 9, 2017)

28 • Same-store IRF growth • New-store IRF growth (de novos and acquisitions) • Same-store home health and hospice growth • New-store home health and hospice growth (acquisitions) Core Growth Strong Balance Sheet Key Operational Initiatives Shareholder Distributions Opportunistic Growth Business Outlook 2017 to 2019(17) 2017 2018 2019 Business Model • Adjusted EBITDA CAGR: 5% - 9%* • Strong free cash flow generation • Quarterly cash dividends • Opportunistic repurchases - (~$96 million authorization remaining as of December 31, 2016) • Develop and implement risk sharing strategies • Enhance clinical collaboration between HealthSouth and Encompass • Refine and expand clinical data analytics utilization to further improve patient outcomes • Leverage clinical expertise to increase stroke admissions • Complete installation of EMR and enhance utilization via continuous in-service upgrades • Target leverage of ~3.5x by year-end, subject to opportunities for creating shareholder value Strategy Componen t * This is a multi-year CAGR; annual results may fall outside the range. Refer to pages 115-118 for end notes. • Consider acquisitions of other complementary businesses • Target leverage of less than 3.5x, subject to opportunities for creating shareholder value

29 * In Q4 2016, Encompass sold its pediatric home health assets. As a result of this sale, the Company expects its percentage of Medicare in the above chart to increase by approximately 300 basis points with the offset in Medicaid going forward. Refer to pages 115-118 for end notes. • 10% to15% annual episode growth • Includes $35-$40 million per annum in agency acquisitions Volume (Includes New Stores) Inpatient Rehabilitation Home Health & Hospice* Medicare Pricing Approx. 73% of Revenue Approx. 82% of Revenue FY 2017 Q416-Q317 FY 2018 Q417-Q318(18) FY 2019 Q418-Q319 Mgmt. Estimate CY 2017 Q117-Q417 CY 2018 Q118-Q418(18) CY 2019 Q119-Q419 Mgmt. Estimate Market basket update 2.7% 1.0% 3.3% 2.8% 1.0% 3.1% Healthcare reform reduction (75) bps - (75) bps - - - Healthcare reform rebasing adjustment - - - (2.3%) - Coding intensity reduction - - - (0.9%) (0.9%) - Expiration of rural add-on - - - - Approx.(0.7%) - Healthcare reform productivity adjustment (30) bps - (100) bps (30) bps - (100) bps Net impact - all providers 1.65% 1.0% 1.55% (0.7%) (0.6%) 2.1% Outlier fixed dollar loss adjustment - - - (0.1%) - - Impact from case mix re-weighting - - - (0.9%) - - Impact from change in outlier calculation - - - (1.9%) - - Estimated impact to HealthSouth(19) 1.9% (3.6%) Medicare Advantage & Managed Care Pricing Approx. 19% of Revenue Approx. 13% of Revenue Expected Increases 2-4% 2-4% 2-4% 0-2% 0-2% 0-2% Business Outlook 2017 to 2019: Revenue Assumptions • 3+% annual discharge growth • 10+% annual episode growth

30 Inpatient Rehabilitation Home Health and Hospice Business Outlook 2017 to 2019: Labor and Other Expense Assumptions Salaries & Benefits ~70% Hospital Expenses ~30% Salaries and Benefits 2017 2018 2019 Salary increases 2.75-3.25% 2.75-3.25% 2.75-3.25% Benefit costs increases 5-10% 5-10% 5-10% Hospital Expenses • Other operating expenses and supply costs tracking with inflation Salaries & Benefits ~85% Other Expenses ~15% Home Health Expenses • Other operating expenses and supply costs tracking with inflation Percent of Salaries & Benefits Salaries ~ 90% Benefits ~10%

31 CMS: • Adopted four new claims-based quality reporting measures beginning October 1, 2016 to satisfy the reporting requirements of the IMPACT Act: – Discharge to Community; – Medicare Spending Per Beneficiary; – Potentially Preventable 30-Day Post-Discharge Readmission Measure; and – Potentially Preventable Within Stay Readmission Measure. • Adopted one new assessment-based quality measure beginning October 1, 2018: Drug Regimen Review Conducted with Follow-Up for Identified Issues. IRF-PPS Fiscal Year 2017 Final Rule: Key Provisions New Quality Reporting Update to Payment Rates Company Observations Pricing: • Net pricing impact to HealthSouth expected to be an increase of approx. 1.9% for FY 2017 (see page 29) • Because of its efficient cost structure, HealthSouth receives very few outlier payments despite higher acuity patients (see page 89). Quality: • HealthSouth will supplement existing quality reporting systems to meet the new requirements. The final rule: • Implemented a net 1.65% market basket increase – 2.7% market basket increase – (75 bps) Affordable Care Act reduction – (30 bps) Affordable Care Act productivity reduction • Updated the outlier threshold • Updated wage index values and continued the second year of a 3-year phase in for IRFs transitioning from rural to urban designations Source: https://s3.amazonaws.com/public-inspection.federalregister.gov/2016-18196.pdf

32 Pricing: • Net pricing impact to Encompass expected to be a reduction of approx. 3.6% for CY 2017 (see page 29) • The final rule requires the recalibration of case-mix weights and the conversion of outlier payments to a cost-per-unit methodology to be budget neutral for the industry. However, these changes will have a disproportionate impact on Encompass based on its patient mix. Quality: • Encompass will supplement existing processes and systems to meet the new requirements. HH-PPS Calendar Year 2017 Final Rule: Key Provisions New Quality Reporting Update to Payment Rates Company ObservationsThe final rule: • Implemented a net 2.5% market basket increase – 2.8% market basket increase – (30 bps) Affordable Care Act productivity reduction • Implemented the final year of the four-year phase-in of the ACA mandated rebasing adjustment. The net rebasing reduction is approximately (2.3%). • Implemented the second year of a three-year nominal case-mix coding intensity reduction adjustment of (0.9%) • Updated the outlier fixed-dollar loss ratio from 0.45 to 0.55 • Recalibrated the case-mix weights to reflect current home health resource use and changes in utilization patterns • Converted outlier payments from a cost-per-visit to a cost-per-unit methodology, with “per-visit” rates converted into 15 minute “per-unit” rates CMS: • Adopted, for the CY 2018 payment determination, four measures to meet the requirements of the IMPACT Act: – Medicare Spending per Beneficiary (Claims Based); – Discharge to Community (Claims Based); – Potentially Preventable 30-Day Post-Discharge Readmission Measure (Claims Based); and – Drug Regimen Review Conducted with Follow-Up for Identified Issues (Patient Assessment Based) • Removed 28 quality measures, beginning with CY 2017, and 6 process measures, beginning with CY 2018, due to CMS determining these measures have been “topped-out” Source: https://s3.amazonaws.com/public-inspection.federalregister.gov/2016-26290.pdf

33 Home Health Pre-Claim Review Demonstration State Start Date EncompassAgencies Illinois August 3, 2016 — Florida* April 1, 2017 17 Texas To be determined 52 Michigan To be determined — Massachusetts To be determined 2 Encompass is well-prepared. * Encompass estimates the incremental cost of implementation will be $1.0 million to $1.5 million in 2017. Source: CMS Pre-Claim Review Demonstration Overview - July 2016 • Clinical team reviewed all documentation requirements and workflow • Added features in HCHB to minimize the administrative burden and make electronic submission of data easier • Worked with physicians to ensure consistency between their supporting documentation and Encompass supporting documentation Q. What is a pre-claim review? A. Pre-claim review is a process through which a home health agency must submit documentation to support medical necessity for each episode to the Medicare Administrative Contractor prior to billing the final claim. Q. What is the goal of the demonstration? A. CMS is testing methods for identifying, investigating, and prosecuting Medicare fraud occurring in the home health industry by trying to ensure applicable coverage and coding rules are met before the final claim is submitted. Q. How long is the demonstration? A. Three years Q. Who is involved? A. All home health agencies who are located in and render services to Medicare fee-for-service beneficiaries in Illinois, Florida, Texas, Michigan and Massachusetts.

34 IMPACT Act of 2014 - Enacted October 6, 2014 Company observations and considerations with respect to the IMPACT Act: ▪ It was developed on a bi-partisan basis by the House Ways and Means and Senate Finance Committees and incorporated feedback from healthcare providers and provider organizations that responded to the Committees’ solicitation of post-acute payment reform ideas and proposals. ▪ It directs the United States Department of Health and Human Services (“HHS”), in consultation with healthcare stakeholders, to implement standardized data collection processes for post-acute quality and resource use measures. ▪ Although the IMPACT Act does not specifically call for the implementation of a new post-acute payment system, the Company believes this act will lay the foundation for possible future post-acute payment policies that would be based on patients’ medical conditions and other clinical factors rather than the setting where the care is provided. ▪ It will create additional data reporting requirements for the Company’s hospitals(20) and home health agencies. The precise details of these new reporting requirements, including timing and content, will be developed and implemented by the Centers for Medicare and Medicaid Services through the regulatory process that the Company expects will take place over the next several years. ▪ While the Company cannot quantify the potential financial effect of the IMPACT Act on HealthSouth, the Company believes any post-acute payment system that is data driven and focuses on the needs and underlying medical conditions of post-acute patients will be positive for providers who offer high-quality, cost- effective care. HealthSouth believes it is doing just that and expects this act will be positive for the Company. ▪ However, it will likely take years for the quality data to be gathered, standardized patient assessment data to be assembled and disseminated, and potential payment policies to be developed, tested and promulgated. As the nation’s largest owner and operator of inpatient rehabilitation hospitals, HealthSouth looks forward to working with HHS, the Medicare Payment Advisory Commission and other healthcare stakeholders on these initiatives. Source: https://www.govtrack.us/congress/bills/113/hr4994/text Refer to pages 115-118 for end notes.

35 Growth

36 Both Segments Benefit from a Demographic Tailwind: Expanding Medicare Beneficiary Population Key Observations: • The growth rate of Medicare beneficiaries increased in 2011 to an approx. 3% CAGR as “baby boomers” started turning 65. • In 2030, the Medicare population is projected to increase to 81 million beneficiaries from 55 million beneficiaries today. Source: www.census.gov/population/projections/files/summary/NP2014-T9.xls; Center for Medicare & Medicaid Services, Medicare Trustees Report - June 2016 - pages 186, 191 Average Age of HealthSouth Patients IRF Home Health < 65 years 29% 11% 65 to 69 years 13% 11% 70 to 74 years 13% 13% 75 to 79 years 14% 15% 80 to 84 years 14% 17% 85 to 89 years 11% 17% > 90 years 6% 16%

37 1,600 1,400 1,200 1,000 800 600 400 200 0 130 125 120 115 110 105 100 95 90 85 80 75 70 2012 2013 2014 2015 2016 Projected 2017 % Increase in licensed beds 3% 4% 18% 1% 4% Total number of licensed beds 6,656 6,825 7,095 8,404 8,504* 8,853 Total number of IRFs 100 103 107 121 123* 127 Multi-faceted IRF Growth Strategy De Novos Acquisitions Bed Expansions Total IRFsNew Beds 2016 bed count increase Ÿ Modesto, CA (50 beds) Ÿ Hot Springs, AR (40 beds) Ÿ Bryan, TX (49 beds) Ÿ Broken Arrow, OK (22 beds)** Ÿ Bed expansions (83 beds) ** Broken Arrow, OK was a 22-bed acquisition completed in Q3 2016 and began operations at its existing location. A new 40-bed hospital is being constructed (+18 beds) and operations will move to the new location once the hospital is completed (expected Q3 2017). 2017 projected bed count increase Ÿ Broken Arrow, OK (18 beds)** Ÿ Pearland, TX (40 beds) Ÿ Westerville, OH (60 beds) Ÿ Jackson, TN (48 beds) Ÿ Gulfport, MS (33 beds) Ÿ Bed expansions (~150 beds)* 2016 total number of licensed beds and total number of IRFs includes the disposal of 61 beds at Beaumont, TX (sold June 2016) and 83 beds at Austin, TX (closed August 2016 ). Wholly-Owned and Joint Venture s

38 Disciplined Approach to New Store Growth Considerations: – Demographics – Forecasted growth in the number of patients requiring rehab- level of care – Presence of other IRFs; SNFs – Bed need – Geographic proximity to other HLS IRFs and Encompass agencies – Ability of Encompass to enter the market – Willingness of seller(s) – Potential joint venture partners – HLS confidence in ability to close CA = confidentiality agreement IRF Growth Pipeline Typical Development Pipeline Factors: • CON process/timeline • Fair market valuation of contributed assets (joint ventures only) • Partnership complexities HLS Value Proposition CAPEX to build free-standing IRF, freeing up space for medical/surgical beds in an acute care facility for a JV partner Enhance the position of the acute care hospital to meet quality requirements and effectively participate in bundled payment initiatives Increased acute care hospital flow-through by taking appropriate higher acuity patients faster than other post- acute settings Proprietary rehabilitation-specific clinical information system ("ACE-IT") integrated with acute care hospitals' clinical information systems to facilitate patient transfers, reduce readmissions, and enhance outcomes Proprietary real-time performance management systems (care management, labor productivity, quality reporting, therapy analysis and expense management) to ensure appropriate clinical oversight and improve profitability Proven track record of efficient management of regulatory process (CON, licensure, occupancy, etc.) Experienced transaction/integration team National leader in post-acute policy activities Partnership with Encompass facilitates clinical collaboration No. of Projects Exploratory / CA Executed 40 - 50 Actively Working 10 - 12 Near-term Actionable 4 - 6

39 • • HealthSouth's IRF joint ventures began in 1991 with Vanderbilt University Medical Center. • HealthSouth's joint venture hospital partners own equity that ranges from 2.5% to 50%. • 36 of 37 hospitals are consolidated joint ventures, with one accounted for under the equity method. IRF Acute Care Joint Venture Partnerships 37* joint venture hospitals in place with major healthcare systems such as: Joint ventures with acute care hospitals establish a solid foundation for clinical collaboration and alternative payment models. • Barnes-Jewish • Monmouth Medical Center (Barnabas Health) • University of Virginia Medical Center • Yuma Regional Medical Center • Vanderbilt University Medical Center • Mercy Health System • Geisinger Health System • Maine Medical Center • Martin Health System • Methodist Healthcare-Memphis Hospitals, a subsidiary of Methodist Le Bonheur Healthcare * Excludes joint venture hospitals that have been announced but were not operational as of December 31, 2016: Jackson, TN; Westerville, OH; Winston-Salem, NC; Murrells Inlet, SC; Little River, SC; and Gulfport, MS.

40 New IRFs: Illustrative De Novo Timeline Day 1 With CON Permitting & Design Planning & Zoning Groundbreaking Permitting & Design Planning & Zoning Groundbreaking Day 1 Without CON 6 months to 3 years 20 months CON Process Construction Construction Opening Month 20 Opening In California, the design and permitting process can take more than 12 months.

41 Investment Considerations • IRR objective of 13% (after tax) • Includes CON costs (where applicable) • Includes cost of CIS installation • May be structured through a joint venture • Prototype includes all private rooms • Minimum of 30 patients treated for zero revenue (Medicare certification) • Core infrastructure of building anticipates future expansion; potential to enhance returns with future bed expansion Capital Cost (millions) Low High Operational Date Location Beds Construction, design, permitting, etc. $17 $21 2018 Murrieta, CA 50 2017 Bryan, TX 30 2017 Jackson, TN(34) 48 Land 2 3 Q1 2017 Westerville, OH 60Q4 2016 Broken Arrow, OK(34) 40 Equipment (Including CIS) 3 4 Q2 2016 Hot Springs, AR(34) 40 Q2 2016 Savannah, GA(34) 50 Q2 2016 Modesto, CA 50 Range of a typical 40-50 bed hospital $22 $28 Q4 2015 Franklin, TN 40 Q4 2014 Q4 2014 Q4 2014 Middletown, DE Newnan, GA Altamonte Springs, FL 34 50 50 Pre-Opening Expenses(21) (millions) Low High Q2 2013 Q2 2013 Littleton, CO Stuart, FL 40 34Operating $0.5 $1.0 Q4 2012 Ocala, FL 40 Salaries, wages, benefits 0.4 1.0 Q4 2011 Cypress, TX 40 $0.9 $2.0 New IRFs: Assumptions and Timing of De Novo Hospitals Operational Date Location Beds 2018 Murrieta, CA 50 Q4 2018 Winston-Salem, NC 68 Q2 2018 Hilton Head, SC 38 Q2 2018 Shelby County, AL 34 Q4 2017 Pearland, TX 40 Q3 2017 Jackson, TN 48 Q3 2017 Broken Arrow, OK* 40 Q2 2017 Westerville, OH 60 Q4 2016 Modesto, CA 50 Q3 2016 Bryan, TX* 49 Q3 2016 Hot Springs, AR* 40 Q2 2016 Savannah, GA* 50 Q4 2015 Franklin, TN 40 Q4 2014 Q4 2014 Q4 2014 Middletown, DE Newnan, GA Altamonte Springs, FL 34 50 50 * An acquisition (see page 43) that began operations in an existing hospital or unit while a new hospital was/is constructed Refer to pages 115-118 for end notes.

42 Cypress (10/2011) Ocala (12/2012) Littleton (05/2013) Stuart (06/2013) Altamonte Springs (10/2014) Newnan (12/2014) Middletown (12/2014) Franklin (12/2015) HLS average 2015 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1 2 3 4 5 6 7 8 9 10 11 12 Months IRF De Novo Occupancy and EBITDA* Trends Occupancy Sustained Positive EBITDA * Hospital EBITDA = earnings before interest, taxes, depreciation, and amortization directly attributable to the related hospital. occupancy, excluding Reliant

43 New IRFs: Assumptions for Individual Hospital Acquisitions Unit/Equity Acquisitions Location Beds DateAcquired Worcester, MA(15) 110 Q2 2014 San Antonio, TX 34 Q3 2012 Ft. Smith, AR 30 Q3 2010 Little Rock, AR 23 Q1 2010 Altoona, PA 18 Q4 2009 Arlington, TX 30 Q3 2008 IRF Acquisitions Location Date Acquired Beds AcquiredCensus One Year Later Census Broken Arrow, OK* Q3 2016 22 15 TBD Bryan, TX* Q3 2016 19 18 TBD Hot Springs, AR* Q1 2016 20 5 TBD Lexington, KY Q2 2015 232 140 125 Savannah, GA* Q2 2015 50 31 33 Johnson City, TN Q4 2014 26 6 21 Augusta, GA Q2 2013 58 31 39 Investment Considerations Value Added • IRR objective of 13% (after tax) • May be structured through a joint venture • Includes cost of CIS installation • TeamWorks approach to sales/marketing • Labor management tools and best practices • Clinical expertise and protocols • Clinical technology and programming (CIS installation) • Supply chain efficiencies • Medical leadership and clinical advisory boards • Partnership with Encompass (where applicable) * An acquisition that began operations in an existing hospital or unit while a new hospital was/is constructed (see page 41) Refer to pages 115-118 for end notes.

44 • Complementary business to core home health services • Prioritization of Encompass home health markets * No Encompass hospice offering in the majority of Encompass' current home health locations • Ability to leverage existing Encompass infrastructure • Strong demand due to cost effectiveness of home-based care and implementation of bundled payments • Strong organic growth from existing agencies • Located in markets with attractive demographics * Encompass currently located in states that represent approx. 57% of total Medicare home health and hospice spend Organic Growth • Attractive partner due to quality of outcomes, data management, scale and market density, and willingness/ability to treat high acuity and/or chronic patients • Plan of care coordination with HealthSouth IRFs • Care Transition Coordinators (CTCs) serve as representatives in transitional care activities and strategic relationships with other healthcare providers • Highly fragmented market • Prioritization of HealthSouth IRF markets • Proven ability to consummate and integrate acquisitions • Sustainable and replicable culture • Implementation of Encompass' best practices and technology Home Health Acquisitions Hospice Acquisitions Clinical Collaboration Multi-faceted Home Health & Hospice Growth Strategy

45 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 # of Ag en ci es 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 Home Health Growth Pipeline Ÿ Approx. $18 billion home health market is highly fragmented with over 12,400 home health agencies. Ÿ Approx. 94% of these have annual revenue of less than $5 million. Ÿ Top 5 public companies represent approx. 18% of the Medicare market. Ÿ Encompass represents 2.4% of the Medicare home health market. Prioritize acquisitions in HLS IRF markets to enhance clinical collaboration Number of Home Health Agencies Over Time Cost- Based Interim Payment Systems (IPS) Prospective Payment System (PPS) The number of home health agencies is near an all-time high and presents significant consolidation opportunities. Source: MedPAC - Report to Congress: Medicare Payment Policy - March 2016, page 214, March 2015, page 218, March 2014, page 221, March 2013, page 194, and March 2003, page 112; MedPAC - Healthcare spending and the Medicare program, June 2006, page 131; Health Market Science

46 Freestanding Hospital/SNF based Home Health based 4,000 3,000 2,000 1,000 0 2000 2007 2011 2012 2013 2014 1,069 2,103 2,491 2,643 2,844 3,027807 704 608 591 578 559 378 443 486 492 503 506 Hospice Growth Pipeline Ÿ In 2014, Medicare hospice spending totaled approx. $15 billion. Ÿ More than 1.3 million Medicare beneficiaries received hospice services from over 4,000 providers in 2014. Ÿ Between 2000 and 2012, Medicare spending for hospice increased more than 400%, driven by greater numbers of beneficiaries electing hospice. Ÿ Between 2012 and 2014, Medicare spending has been flat despite the growth in the number of beneficiaries receiving hospice care. Flat spending is mostly explained by the 2% payment reduction from the sequester. Ÿ Occurring simultaneously since 2000 has been a substantial increase in the number of for-profit providers. Acquisition Strategy for Hospice Ÿ Build out markets with existing home health presence Ÿ Medicare focus Ÿ Home-based service offering Ÿ Strong clinical practice and clean compliance record Ÿ Highly regarded market reputation Ÿ Attractive geography and demographics Ÿ Quality people that will succeed in Encompass Ÿ Ability to leverage existing infrastructure to drive margin Hospice Providers over Time Source: MedPAC, Medicare Payment Policy, March 2016, pages 299, 301, and 306.

47 Summary: Multiple Avenues Available for Sustained Growth in Both Segments • The Company continues to have excellent organic growth opportunities in inpatient rehabilitation, home health, and hospice. — Track record of consistent market share gains — IRF organic growth supplemented by bed additions — Maturation of acquired agencies for Encompass • Target four to six new IRFs per year to complement organic growth — De novos and IRF acquisitions will allow entry into, and growth in, new markets. — Proven track record of success • Target $50 to $100 million per year toward home health and hospice acquisitions to complement organic growth — Home health acquisitions and new-store growth prioritized in HealthSouth IRF markets — Hospice acquisitions and new-store growth prioritized in Encompass home health markets As the 1946-1965 baby boom generation reaches 65, the growth in the number of beneficiaries increases from 2% to about 3%. Source: Centers for Medicare & Medicaid Services, Medicare Trustee's Report - June 2016 - page 191 The IRF, home health, and hospice patient populations are experiencing favorable long-term demographic trends.

48 Alternative Payment Models

49 CMS: Driving Change Toward Integrated Delivery Payment Models, Value-Based Purchasing, and Site Neutrality Future Post-Acute Providers (Timing?) Inpatient Rehabilitation Facilities • Full range: low acuity g high acuity • 24/7 nursing coverage • Eliminates payment silos Home-Based Post-Acute Services • More care in the home (lowest cost setting) • Differentiator: Ability to care for high-acuity, poly-chronic patients >> 50% of Medicare fee-for-service payments via integrated delivery payment models >> 90% of Medicare fee-for-service payments tied to quality/value Ÿ Integrated Delivery Payment Models Ÿ Value-Based Payments • Site Neutrality Current Post-Acute Providers • Medicare payments/regulations will be outcome focused. • Many existing regulations will become obsolete. Facility-Based Post Acute Services >> 30% of Medicare fee-for-service payments via integrated delivery payment models (e.g., bundled payments; accountable care organizations (ACOs)) >> 85% of Medicare fee-for-service payments tied to quality/value (i.e., value-based purchasing, readmissions reduction programs) 20172016 Source: Health and Human Services Fact Sheet announcing new reimbursement goals - January 26, 2015 CMS Goals 2018 2019 CMS Goals Skilled Nursing Facilities Home Health Long-Term Acute Care Hospitals • Medicare payments/regulations are site specific (e.g., 60% Rule, 3-Hour Rule, "preponderance" of one-to-one therapy).

50 Always Available Sometimes Available Seldom Available Therapy Gym & Training Systems for All PAC Patients Staff Trained for All Acuity Therapy Gym & Training Systems for All PAC Patients Staff Trained for All Acuity Therapy Gym & Training Systems for All PAC Patients Staff Trained for All Acuity LTACs HealthSouth IRFs SNFs Encompass Home Health HealthSouth’s rehabilitation hospitals have the physical construct, clinical staffing, and operating expertise to “pivot from the center” to address the full spectrum of inpatient post-acute needs in a site neutral environment. HealthSouth is Well-Positioned for the Progression Towards Site Neutrality as It Will be Able to Treat All Types of Post-Acute Patients by Leveraging Its Operational Expertise Across Its Network of Facility-Based and Home-Based Assets. Higher acuity patients will transition from HealthSouth post-acute inpatient facilities to Encompass Home Health. Lower acuity patients will go directly to Encompass Home Health. Post-Acute Inpatient Spectrum Higher Acuity Lower Acuity Progression to Site Neutrality HealthSouth's Post-Acute Inpatient Facilities Presen t Futur e

51 Accountable Care Organizations (ACOs) As of January 2016, there were 477 Medicare ACOs serving approx. 9 million Medicare beneficiaries. Performance results so far have been mixed. Pioneer ACOs (9 ACOs / ~275,000 Medicare beneficiaries) • 32 Pioneer ACOs launched since program’s inception; 9 remain in the program (some voluntarily transferred to the Next Generation ACO program - see below). • Only half of the participants or less earned shared savings in 2012, 2013, 2014, and 2015. • Shared savings CMS paid to Pioneer ACOs totaled $77 million in 2012, $68 million in 2013, $82 million in 2014, and $34 million in 2015 (an average of $5.7 million per ACO). • Estimates suggest ACO start-up and annual administrative costs significantly reduce or exceed the shared savings generated from ACOs. Medicare Shared Savings Program (MSSP) (433 ACOs / 7.7 million Medicare beneficiaries) • Year 3 performance for 392 MSSP ACOs: ◦ 119 ACOs (30%) held spending below their benchmark. ◦ 83 ACOs (21%) reduced health costs compared to their benchmark, but did not meet the minimum savings threshold for shared savings. ◦ 190 ACOs (49%) did not reduce costs compared to their benchmark. ◦ Shared Savings Program ACOs generated total program savings of $429 million. Source: CMS/HHS press releases; Government Accountability Office (GAO) Report to the House Ways and Means – April 2015; AHA/McManis report - April 2011; NAACOS resources (https://www.naacos.com/news.htm) Encompass serves as Premier ACO's (~22,000 covered lives in north Texas and southern Oklahoma) exclusive preferred home health provider. Ÿ Receives increased referrals for Medicare home health patients from the ACO Ÿ Eligible to receive a portion of the ACO's shared savings Ÿ Total shared savings achieved by ACO in 2015 was $5.8 million. - Ranked 8th out of all MSSP ACOs that started on or after January 1, 2014. - Did not meet minimum savings rate for Encompass to qualify for shared savings Next Generation ACOs - Announced by CMS in January 2016 • Initiative for ACOs that are experienced in coordinating care for populations of patients; 18 ACO participants • Allows providers to assume higher levels of financial risk and reward than are available under Pioneer ACOs and MSSP

52 Bundled Payments How the Retrospective Models Work Ÿ The BPCI “convener” is responsible for bringing providers together to provide a continuum of services throughout an episode of care. The BPCI "awardee" is the entity that bears the financial risk and receives the shared savings from CMS. Ÿ Each participating provider in the care sequence continues to receive its traditional reimbursement from Medicare. Ÿ The sum of all payments made to each provider for selected DRGs is then retroactively reconciled to a target payment determined by CMS. Payment reconciliations are performed quarterly, typically with a 9- to 12-month lag. Ÿ Payment reconciliations: If actual spending exceeds the target, the awardee is responsible for paying a portion of the difference to CMS. If actual spending is less than the target, the awardee keeps a portion of the savings. Ÿ The convener can choose to partner with other providers in shared savings agreements and allocate the savings, or “rebates,” across the providers who participated in providing the continuum of care. Ÿ Shared savings agreements must be reviewed and approved by the Center for Medicare and Medicaid Innovation. Model 1 All acute patients (all DRGs) The Bundled Payments for Care Improvement (BPCI) initiative currently tests four types of bundles (i.e. "Models"): Models 2 & 3 have the most impact on post-acute providers. Model 2 Hospital plus post-acute period (selected DRGs) Model 3 Post acute only (selected DRGs) Model 4 Hospital plus readmissions (selected DRGs) Notes: Models 1, 2, and 3 are retrospective models; model 4 is a prospective model. The convener and awardee can be, but may not be, the same entity.

53 Model 2 HLS Referral Source Bundle Type % of HLS MedicareDischarges % of Total HLS Discharges 118 acute care hospitals participating in Model 2 / Phase 2 in 82 HLS IRF markets(22) Bundles selected for Model 2 participation are chosen from a list of 48 BPCI-eligible bundles. 2.9% 2.0% Approx. 850 acute care hospitals in 67 geographic areas included in the Comprehensive Care for Joint Replacement Model ("CJR") Lower extremity joint replacement ("LEJR") and surgical hip and femur fracture treatment ("SHFFT") 3.3% 2.3% Approx. 1,100 acute care hospitals in 98 geographic areas included in Cardiac Episode Payment Model ("EPM") Acute myocardial infarction ("AMI") and coronary artery bypass graft ("CABG") model 0.7% 0.5% Bundling Participation - Inpatient Rehabilitation HealthSouth IRF Participation in Model 3 BPCI Bundle / Number of IRFs Bundle Length % of HLS Medicare Discharges % of Total HLS Discharges Stroke (3 IRFs) 60 days 0.22% 0.16% Simple Pneumonia (1 IRF) 60 days 0.01% 0.01% Sepsis (1 IRF) 60 days 0.03% 0.02% Double-lower extremity joint replacement (2 IRFs) 60 days 0.03% 0.02% Upper extremity joint replacement (1 IRF) 60 days 0.0% 0.0% Data on this page is based on 2015 discharges. Refer to pages 115-118 for end notes. 30 to 40% of these patients have complicating comorbidities ~35% of these discharges are LEJR episodes and ~40% of these LEJR patients have complicating comorbidities HealthSouth has 36 IRFs located in CJR markets; 20 overlap with Encompass 40 to 50% of these patients have complicating comorbidities HealthSouth has 40 IRFs located in cardiac markets; 26 overlap with Encompass

54 Bundling Participation - Home Health and Hospice The CJR model and cardiac bundles represent a significant opportunity for Encompass because home health agencies are expected to capture additional share as discharges bypass SNFs altogether or lower the length of stay in a SNF. 52 Encompass providers have selected the following bundle types for participation in Model 3. Number of BPCI Bundles Selected Encompass Home Health Bundled Episodes in 2015 % of Total Encompass Episodes in 2015 Major joint replacement of the lower extremity 13 643 0.47% Simple pneumonia and respiratory infections 8 171 0.12% Congestive heart failure 5 129 0.09% Spinal fusion (non-cervical) 4 93 0.07% Sepsis 5 84 0.06% Revision of the hip or knee 6 80 0.06% Chronic obstructive pulmonary disease 4 62 0.05% Urinary tract infection 3 57 0.04% Major joint replacement of the upper extremity 4 54 0.04% Other respiratory 8 45 0.03% All Other Episode Types 40 226 0.17% Total 100 1,644 1.20% Note: Data on this page is based on 2015 Encompass episodes.

55 Alternative Payment Models: Comprehensive Care for Joint Replacement Model and Episode Payment Model – Surgical Hip/Femur Fracture Treatment * These comorbidities are specific to acute care hospitals and are defined differently than IRFs' comorbidities. Source: https://innovation.cms.gov/initiatives/cjr The Comprehensive Care for Joint Replacement Model (“CJR”) and Episode Payment Model - Surgical Hip/Femur Fracture Treatment (“SHFFT”) are payment models for episodes of care related to knee and hip replacements and fractures under Medicare. The CJR model is a five-year model that began April 1, 2016 in 67 geographic areas. The SHFFT model is a five year model that will begin July 1, 2017 in the same geographic areas. Acute care hospital patients are categorized by Medicare Severity Diagnosis Related Groups (“MS-DRGs”); the CJR model covers two MS-DRGs (469, 470) and the SHFFT model covers three MS-DRGs (480, 481, 482): MS-DRG 469 Major joint replacement or reattachment of lower extremity with major complications or comorbidities* MS-DRG 470 Major joint replacement or reattachment of lower extremity without major complications or comorbidities* MS-DRG 480 Hip and femur procedures except major joint with major complications or comorbidities* MS-DRG 481 Hip and femur procedures except major joint with complications or comorbidities* MS-DRG 482 Hip and femur procedures except major joint without complications or comorbidities* IRF patients are categorized by Rehabilitation Impairment Categories (“RICs”); CJR model patients are a subset of two RICs: RIC 07 Lower extremity fractures (~77% are MS-DRGs 469, 470, 480, 481 and 482) RIC 08 Lower extremity joint replacements (~76% are MS-DRGs 469, 470, 480, 481 and 482) Since the implementation of the 60% Rule, the relative number of RIC 07 patients treated in HealthSouth IRFs has declined moderately while the relative number of RIC 08 patients treated has declined significantly. RIC % of HealthSouth Medicare Discharges 2005 2007 2009 2011 2013 2015 Total RIC 07 (Fractures) 13.1% 14.8% 13.6% 11.6% 10.2% 9.8% Total RIC 08 (Replacements) 17.9% 11.8% 9.0% 7.6% 6.7% 5.5%

56 If episode spending < target price, acute care hospital receives additional payment from Medicare*. If episode spending > target price, acute care hospital returns a portion of the Medicare episode payment. CJR and SHFFT Models - How Do They Work? POST-ACUTE CARE PROVIDERS Acute care hospitals are accountable for expenditures and quality of care for entire "episode." Episode = hospitalization + 90 days post discharge Begins with an admission to an acute care hospital for a patient who is ultimately discharged under MS-DRG 469, 470, 480, 481 and 482. Acute care hospitals receive separate episode target prices each year reflecting the differences in spending for each MS-DRG. Target prices: ü are based on three years of historical data; ü include mandatory percentage discounts of up to 3% vs. benchmark episode spending; and ü incorporate a blend of historical, hospital-specific spending and regional spending for episodes, with the regional component of the blend increasing over time. Years 1 and 2 = 2/3 hospital-specific; 1/3 regional Year 3 = 1/3 hospital-specific; 2/3 regional Years 4 and 5 = 100% regional RETROSPECTIVE RECONCILIATION PERFORMED BY CMS At the end of each performance year, actual spending for each episode is compared to each acute care hospital's target price. There is no downside risk in year one. Repayment responsibility will be phased in during year two. All providers are paid under the usual Medicare payment system rules and procedures. Patients are discharged to a post-acute care provider or to home self-care. Source: CMS

57 CJR Model - How Does It Work? - Collaborators* Reconciliation Payment Limit Repayment Limit Payment Limits for CJR Acute Care Hospitals 20 10 0 -10 -20% of Q ua lit y- Ad ju st ed Ta rg et Pr ic e 2016 2017 2018 2019 2020 Year of Implementation 5% 5% 10% 20% 20% (5)% (10)% (20)% (20)% Risk Sharing is Allowed in CJR with “Collaborators” Acute care hospitals participating in CJR may choose to engage in risk-sharing financial arrangements with other care providers for CJR episodes. A provider participating in these risk-sharing arrangements with a CJR acute care hospital is deemed a "collaborator." There are fourteen types of providers (plus ACOs) eligible to be CJR Collaborators, including IRFs and home health agencies. CJR acute care hospitals must establish eligibility criteria for Collaborators to meet, including quality of care criteria. Gain sharing payments must be determined in accordance with a methodology that is substantially based on quality of care and the provision of CJR activities. Non-ACO collaborators may not individually make alignment payments greater than 25% of the CJR acute care hospital’s repayment amount. Each CJR acute care hospital must remain responsible for at least 50% of its repayment amount and may not collect alignment payments from collaborators in excess of 50% of the hospital’s repayment amount. There is no ceiling on the portion of the reconciliation payments received by a hospital from Medicare that the hospital may distribute to non-physician Collaborators. Source: DHG Healthcare and CMS * The SHFFT model also provides for similar risk-sharing arrangements. The corridors for payment limits phase-in over time.

58 CJR and SHFFT Models - What's the Potential Impact to HealthSouth? Source: 2015 Medicare claims data * Complicating comorbidities include conditions such as diabetes, morbid obesity, and congestive heart failure. ~30% of HealthSouth's fractures and ~40% of HealthSouth's replacements have complicating comorbidities* that require the intensity of care delivered in an IRF. HealthSouth CJR and SHFFT MS-DRG Discharges in Applicable Markets Fractures ~1,980 discharges Replacements ~1,080 discharges Σ = ~3,060 Discharges, or ~3.3% of Total HLS Medicare Discharges (~2.3% of Total HLS Discharges) 90-Day Episode Spend Fractures HLS cost ≤ SNF cost HLS cost > SNF cost ~1,370 discharges ~610 discharges Replacements HLS cost ≤ SNF cost HLS cost > SNF cost ~130 discharges ~950 discharges Fractures (average revenue per discharge of ~$19,300) Replacements (average revenue per discharge of ~$14,400) Total CJR and SHFFT MS-DRG discharges in applicable markets ~1,980 ~1,080 CJR and SHFFT MS- DRG discharges with HLS cost ≤ SNF cost (~1,370) (~130) Discharges with complicating comorbidities (~180) (~380) Residual CJR and SHFFT MS-DRG discharges ~430 ~570 Participation by acute care hospitals subject to limitation, notably if the hospital is participating in certain other alternative payment programs, such certain models of the Bundled Payment for Care Improvement (BPCI) initiative

59 CJR and SHFFT Models - HealthSouth's Strategies Opportunities Outweigh the Risks Increase the number of CJR and SHFFT discharges in all markets where HealthSouth has a cost advantage ü Present the empirical data to referral sources ü Further improve advantage by reducing acute care transfers and discharges to SNFs through tools such as predictive modeling Increase the number of stroke discharges in all markets ü New guidelines for adult stroke rehabilitation and recovery favoring IRFs over SNFs released by the American Heart Association and the American Stroke Association (pg 19) ü 99 of HealthSouth's IRFs hold The Joint Commission's Disease-Specific Care Certification in Stroke Rehabilitation. Average revenue per discharge of ~$22,700 Improve value proposition for CJR/ SHFFT discharges in markets in which HealthSouth does not currently have a cost advantage ü Import best practices from other HealthSouth IRFs ü Reduce acute-care transfers and discharges to SNFs through tools such as predictive modeling ü Increase clinical collaboration between HealthSouth's IRFs and Encompass Serve as a collaborator ü Enhance value proposition to CJR/SHFFT acute care hospitals by engaging in risk- sharing financial arrangements Ÿ Individually negotiated with each acute care hospital based on circumstances in each market Ÿ Risk capped at 25% of acute care hospital's repayment amount Incremental, Non-CJR/SHFFT Growth Opportunities Increase the number of Encompass home health CJR/SHFFT episodes ü Lower length of stay or bypass SNFs and go directly to Encompass home health ü Increase clinical collaboration efforts between HealthSouth's IRFs and Encompass Average revenue per episode of ~$3,300

60 Medicare-certified home health agencies that provide services in the following states will be required to participate in the model: 1. Arizona 4 2. Florida 17 3. Iowa — 4. Maryland 1 5. Massachusetts 2 6. Nebraska — 7. North Carolina 6 8. Tennessee 5 9. Washington — Encompass Agencies 35 In the calendar year 2016 HH-PPS final rule, CMS finalized a Home Health Value-Based Purchasing (HHVBP) Model that covers five performance years beginning January 1, 2016 and concluding on December 31, 2022. Home Health Value-Based Purchasing Model Based on its industry-leading quality and patient satisfaction scores, Encompass is positioned to benefit from its payments being directly connected to its performance versus its peers via value-based payments (see page 18). • Three process measures from existing Outcome and Assessment Information Set (OASIS) data collection • Seven outcome measures from existing OASIS data collection and two outcome measures from claims data • Five HHCAHPS** consumer satisfaction measures • Three New Measures: ◦ points are achieved for merely reporting data ◦ will be submitted through the HHVBP Portal Total Performance Scores (a numeric score ranging from 0 to 100 based on each agency's performance) will be calculated from the following set of measures*: Performance Years Calendar Year forPayment Adjustment Maximum Payment Adjustment (-/+) 2016 2018 3% 2017 2019 5% 2018 2020 6% 2019 2021 7% 2020 2022 8% Source: https://innovation.cms.gov/initiatives/home-health-value-based-purchasing-model * Per the CY 2017 HH Final Rule at: https://s3.amazonaws.com/public-inspection.federalregister.gov/2016-26290.pdf ** Home Health Care Consumer Assessment of Healthcare Providers and Systems – Approximately 18% of Encompass' Medicare revenue – 1st Adjustment

61 Capital Structure

62 Debt Maturity Profile - Face Value * This chart does not include ~$282 million of capital lease obligations or ~$47 million of other notes payable. See the debt schedule on page 65. 2015 2019 2020 2020 2021 2022 2023 2024 2025 2043 $350 Senior Notes 5.75% $1,200 Senior Notes 5.75% $320 Conv. Sr. Sub. Notes 2.0% $300 Senior Notes 5.125% $150 Drawn + $33 reserved for LC’s Holders have a put option in 2020 As of September 30, 2016* ($ in millions) $417 Available Callable beginning November 2017 HealthSouth is positioned with a cost-efficient, flexible capital structure. Callable beginning March 2018 Revolver Revolver Capacity $428 Term Loans Callable beginning September 2020 No significant debt maturities prior to 2020

63 S&P Moody's Corporate Rating BB- Ba3 Outlook Stable Stable Revolver Rating BB+ Baa3 Senior Notes Rating B+ B1 Financial Leverage and Liquidity (1) Liquidity Credit Ratings 2011 2012 2013 2014 2015 Trailing 4 Qtrs* $1.25 $1.25 $1.52 $2.11 $3.17 $3.01 (billions) Leverage Ratio(23) Total Debt 3.8x September 30, 2016 December 31, 2015 Cash Available $ 76.4 $ 61.6 Revolver $ 600.0 $ 600.0 Less: - Draws (150.0) (130.0) - Letters of Credit (33.3) (34.2) Available $ 416.7 $ 435.8 Total Liquidity $ 493.1 $ 497.4 Reconciliations to GAAP provided on pages 96-113. Refer to pages 115-118 for end notes. See also the debt schedule on page 65. 2.7x * As of September 30, 2016

64 38 Lease Building and Land A CON (Certificate of Need) is a regulatory requirement in approx. 50% of states and some federal jurisdictions that require state authorization prior to proposed acquisitions, expansions, or construction of new hospitals. 58 Own Building and Land 27 Own Building Only* IRF Real Estate Portfolio 123 Inpatient Rehabilitation Hospitals: 8,504 Licensed Beds 4,390 Licensed Beds in CON States 4,114 Licensed Beds in Non-CON States 1 of the 123 HealthSouth hospitals is nonconsolidated. For that hospital, the Company owns the building only. The Company's licensed bed count does not include the 51 beds associated with the nonconsolidated hospital. As of December 31, 2016 * The joint venture with St. John Health System in Broken Arrow, OK is operating under a short-term lease until a new hospital is completed in 2017. The new hospital will be owned by the respective joint venture and is included in the "Own Building Only" category.

65 Debt Schedule Reconciliations to GAAP provided on pages 96-113. Change in September 30, December 31, Debt vs. ($millions) 2016 2015 YE 2015 Advances under $600 million revolving credit facility, July 2020 - LIBOR +200bps $ 150.0 $ 130.0 $ 20.0 Term loan facility, July 2020 - LIBOR +200bps 426.8 443.3 (16.5) Bonds Payable: 7.75% Senior Notes due 2022 — 174.3 (174.3) 5.125% Senior Notes due 2023 295.1 294.6 0.5 5.75% Senior Notes due 2024 1,193.1 1,192.6 0.5 5.75% Senior Notes due 2025 343.7 343.4 0.3 2.0% Convertible Senior Subordinated Notes due 2043 273.2 265.9 7.3 Other notes payable 47.1 39.2 7.9 Capital lease obligations 281.8 288.2 (6.4) Long-term debt $ 3,010.8 $ 3,171.5 $ (160.7) Debt to Adjusted EBITDA(23) 3.8x 4.6x Note: The Company redeemed the outstanding principal of its 2022 Notes in the first nine months of 2016.

66 2.0% Convertible Senior Subordinated Notes Due 2043 Background • In November 2013, the Company issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. • The Company viewed the Convertible Perpetual Preferred Stock as having a high cost of capital with limited alternatives for redemption. • Investors were willing to trade the 6.5% dividend on the Convertible Perpetual Preferred Stock for the 2.0% coupon on the Convertible Senior Subordinated Notes in large part due to the liquidity offered via the investor put option (a protection against downside credit risk). Terms • Issued - $320 million (recorded as approx. $249 million of debt and $71 million of equity) • Coupon - 2.0% • Underlying shares - approx. 8.6 million common shares (8.3 million included in 2015 weighted average diluted share count) • Current conversion price - $37.16 • Current conversion rate - 26.9106 • Convertible, by the holder, at any time into shares of the Company's common stock ü At the Company's option, settlement can be made in cash, shares, or any combination thereof. Options Holders' Option • Put option effective December 1, 2020 at 100% of principal amount, plus accrued and unpaid interest which must be settled in cash Company's Option • Right to redeem, prior to December 2018, at 100% of the principal amount (plus a make-whole premium) if volume weighted average price of Company's common stock is at least 120% (currently $44.59) of the conversion price of the convertible notes for at least 20 trading days during any 30 consecutive trading day period • Holders may elect to convert their notes in lieu of redemption and receive any make- whole premium due • After December 2018, fully redeemable, at par, for cash

67 Information Technology

68 IRF Clinical Information System (“CIS”): Improved Patient Safety and Streamlined Operational Efficiencies Pre-Admission Assessment & Approval Discharge Planning and Patient Education •Patient History •Problems and Diagnoses •Orders and Results •Plan of Care •Workflow Alerts and Reminders •Treatment and Interventions Document Imaging Charge and Registration Services •Registration •Census •Coding •Billing Quality Reporting •Uniform Data Systems •Clinical Data Warehouse •Clinical Intelligence Referral Hospitals Ancillary Services Clinical Notes • Physician • Nursing • Therapy • Care Mgmt. Integrated and Bar-coded Point of Care Medication Administration Treatment Plan • Computerized Physician Order Entry (CPOE) • Clinical Decision Support (CDS) Coordinate Care and Engage Patients

69 IRF Proprietary Management System: Beacon

70 Home Health Information System: Homecare Homebase Clinical Ÿ HCHB manages the entire patient workflow and provides field clinicians with access to patient records, diagnostic information, and notes from prior visits via a mobile application. Ÿ Real-time, customized feedback and instructions provided on-site Ÿ Enhances patient data capture and database management which aids in the development of algorithms that can improve the plan of care Sales Ÿ Provides real-time market intelligence to sales area managers, allowing them to quickly identify the most valuable referral sources Ÿ Specialty programs integrate individual physician protocols into HCHB. – Creates loyalty and incentives for physicians and facilities, generating additional future referrals Ÿ Web-based portal allows referring physicians to easily monitor the care and progress of patients and to sign orders electronically Compliance Ÿ Field clinicians are required to adhere to clinical protocols and physician orders, ensuring that proper regulatory and compliance procedures are followed. Ÿ Internal branch-level audits completed quarterly – HCHB-generated outputs reviewed by management to identify any branches requiring additional oversight Ÿ Compliance program also involves extensive internal training Management and Operations Ÿ Best-in-class data management and reporting ensures managers have access to relevant data needed to make correct decisions. Ÿ Rules-based algorithms ensure accountability by escalating tasks and notifying management when processes are delayed. Ÿ Seamless billing with processes in place to ensure claim completeness Homecare Homebase (“HCHB”) was born out of the Encompass operating model; HCHB is a leading IT platform provider in the home health and hospice industry. Full utilization of capabilities in leading- edge technology embedded in culture, driving superior clinical, operational and financial outcomes.

71 Operational Metrics

72 Q1-Q3 2016 Salaries and Benefits Hospital-Related Expenses Provision for Doubtful Accounts 48.4 21.5 1.0 48.6 20.8 1.2 47.9 20.7 1.1 48.3 20.7 1.3 49.4 20.9 1.7 49.1 20.6 1.9 • Salaries and Benefits includes group medical costs and is impacted by staffing levels based on patient volumes. ◦ Salaries and Benefits in 2016 will be impacted by staffing changes at former Reliant hospitals. • Hospital-related Expenses includes other operating expenses (excluding loss on disposal or impairment of assets), supplies, and occupancy costs. • Provision for Doubtful Accounts is impacted by reserve activity related to the level of pre-payment denials by Medicare Administrative Contractors. (see page 73) • Employees per Occupied Bed (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. IRF Operational Metrics: Expense Efficiencies 2011 2012 2013 2014 2015 YTD-16 2011 2012 2013 2014 2015 YTD-16 2011 2012 2013 2014 2015 3.47 3.43 3.44 3.40 3.41 3.42 EPOB (Percent of Net Operating Revenues) Q1-Q3 2016 Q1-Q3 2016

73 Pre-Payment Claims Denials - Inpatient Rehabilitation Segment Background Ÿ For several years, under programs designated as “widespread probes,” certain Medicare Administrative Contractors (“MACs”) have conducted pre-payment claim reviews and denied payment for certain diagnosis codes. – Pre-payment claim denials increased for IRFs during 2014 and 2015 due to a widespread review of neurological billing codes and expansion of ongoing lower extremity code denials. Ÿ HealthSouth appeals most denials. On claims it takes to an administrative law judge (“ALJ”), HealthSouth historically has experienced an approximate 70% success rate. – MACs identify medical documentation issues as a leading basis for denials. – HealthSouth's investment in clinical information systems and its medical services department has further improved its documentation and reduced technical denials. – However, MACs and other HHS contractors continue to deny claims without regulatory basis. Ÿ By statute, ALJ decisions are due within 90 days of a request for hearing, but appeals are taking years. A federal court recently ordered HHS to eliminate its enormous backlog of appeals by the end of calendar year 2021. Ÿ HHS continues to fight efforts to require timely adjudication of appeals and is expected to appeal the court's order. Ÿ All Medicare providers continue to experience delays. The backlog is growing because the ALJs receive one year's worth of appeals every four to six weeks, according to HHS. – Currently, ALJs are hearing HealthSouth appeals from claims denied up to five years ago. Impact to Income Statement Period New Denials Collections of Previously Denied Claims Bad Debt Expense for New Denials Update of Success Rate (In Millions) Q3 2016 $15.7 $(8.5) $4.6 $— Q2 2016 18.7 (4.9) 4.6 — Q1 2016 22.7 (8.4) 6.0 — Q4 2015 22.5 (4.1) 5.6 (1.3) Q3 2015 22.0 (4.1) 5.9 (1.1) Q2 2015 18.2 (3.8) 4.9 — Q1 2015 16.3 (3.0) 4.2 — Q4 2014 22.0 (6.6) 6.2 (3.2) Q3 2014 15.8 (0.5) 1.7 — Q2 2014 7.1 (1.7) 3.0 — Impact to Balance Sheet Sept. 30, 2016 Dec. 31, 2015 Sept. 30, 2015 Dec. 31, 2014 (In Millions) Pre-payment claims denials $ 147.4 $ 114.8 $ 98.0 $ 59.3 Recorded reserves (43.8) (31.2) (28.0) (22.8) Net accounts receivable from pre-payment claims denials $ 103.6 $ 83.6 $ 70.0 $ 36.5 HealthSouth reserves for pre-payment claim denials via the provision for doubtful accounts upon notice from a MAC that a claim is under review.

74 Inpatient Rehabilitation Operational and Labor Metrics * The decrease in licensed beds from Q1 2016 to Q2 2016 was due to the sale of the hospital in Beaumont, TX (61 beds). Refer to pages 115-118 for end notes. Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2016 2016 2016 2015 2015 2015 2015 2015 (In Millions) Net patient revenue-inpatient $ 724.1 $ 721.2 $ 719.4 $ 696.8 $ 625.1 $ 618.7 $ 606.6 $ 2,547.2 Net patient revenue-outpatient and other revenues 27.6 31.4 29.8 29.1 26.5 26.6 23.7 105.9 Net operating revenues $ 751.7 $ 752.6 $ 749.2 $ 725.9 $ 651.6 $ 645.3 $ 630.3 $ 2,653.1 (Actual Amounts) Discharges(24) 41,368 41,365 41,098 40,891 36,746 36,408 35,116 149,161 Net patient revenue per discharge $ 17,504 $ 17,435 $ 17,505 $ 17,040 $ 17,011 $ 16,994 $ 17,274 $ 17,077 Outpatient visits 158,981 164,761 162,649 163,119 138,121 144,914 131,353 577,507 Average length of stay 12.7 12.6 12.9 12.6 12.9 13.0 13.3 12.9 Occupancy % 67.8% 68.2% 68.9% 66.4% 69.6% 70.4% 72.8% 62.8% # of licensed beds* 8,441 8,430 8,481 8,404 7,422 7,374 7,100 8,404 Occupied beds 5,723 5,749 5,843 5,580 5,166 5,191 5,169 5,278 Full-time equivalents (FTEs)(25) 19,663 19,503 19,352 19,136 17,782 17,601 17,002 17,880 Contract labor 241 205 194 152 141 118 116 132 Total FTE and contract labor 19,904 19,708 19,546 19,288 17,923 17,719 17,118 18,012 EPOB(26) 3.48 3.43 3.35 3.46 3.47 3.41 3.31 3.41

75 Home Health and Hospice Operational Metrics Refer to pages 115-118 for end notes. Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2016 2016 2016 2015 2015 2015 2015 2015 (In Millions) Net home health revenue $ 162.0 $ 157.1 $ 150.9 $ 144.4 $ 118.3 $ 111.5 $ 103.9 $ 478.1 Net hospice and other revenue 13.1 11.0 9.7 9.0 8.7 7.6 6.4 31.7 Net operating revenues $ 175.1 $ 168.1 $ 160.6 $ 153.4 $ 127.0 $ 119.1 $ 110.3 $ 509.8 Home Health: (Actual Amounts) Admissions(27) 27,239 25,753 25,763 22,892 18,076 16,862 16,499 74,329 Recertifications 20,888 20,432 19,453 18,909 16,542 15,103 14,485 65,039 Episodes 46,866 45,774 43,844 42,697 33,542 31,817 29,512 137,568 Average revenue per episode $ 3,032 $ 3,033 $ 3,035 $ 3,005 $ 3,123 $ 3,082 $ 3,102 $ 3,072 Episodic visits per episode 19.0 18.9 19.1 18.2 19.6 19.4 19.6 19.1 Total visits 1,001,021 967,968 937,804 862,224 721,055 675,095 630,999 2,889,373 Cost per visit $ 75 $ 73 $ 73 $ 73 $ 72 $ 71 $ 71 $ 72 Hospice: Admissions(28) 832 785 724 614 620 594 624 2,452 Patient days 83,628 71,277 63,431 59,100 55,627 49,272 40,898 204,898 Revenue per day $ 157 $ 154 $ 153 $ 155 $ 156 $ 154 $ 156 $ 155

76 Payment Sources (Percent of Revenues) Inpatient Rehabilitation Segment Home Health and Hospice Segment* Consolidated Q3 Q3 Q3 9 Months Full Year 2016 2015 2016 2015 2016 2015 2016 2015 2015 Medicare 73.3% 73.2% 81.8% 84.7% 74.8% 75.1% 75.0% 74.8% 74.9% Medicare Advantage 7.6% 7.7% 8.8% 6.7% 7.9% 7.5% 7.9% 7.8% 7.9% Managed care 11.4% 11.2% 4.5% 2.9% 10.1% 9.9% 9.9% 10.0% 9.8% Medicaid 3.0% 3.0% 4.7% 5.7% 3.3% 3.4% 3.3% 3.0% 3.0% Other third-party payors 1.8% 1.7% —% —% 1.5% 1.5% 1.4% 1.6% 1.7% Workers’ compensation 1.0% 1.0% —% —% 0.8% 0.8% 0.8% 0.9% 0.9% Patients 0.6% 0.6% 0.1% —% 0.5% 0.5% 0.5% 0.6% 0.6% Other income 1.3% 1.6% 0.1% —% 1.1% 1.3% 1.2% 1.3% 1.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% * In Q4 2016, Encompass sold its pediatric home health assets. As a result of this sale, the Company expects its percentage of Medicare in the above chart to increase by approximately 300 basis points with the offset in Medicaid going forward.

77 Industry Structure

78 Overall Healthcare Spending Hospital Care Includes Inpatient Rehabilitation, Long-Term Care Hospitals $840.2 $163.3 $88.8 $432.0 Nursing Care Facilities and Continuing Care Retirement Communities Professional Services Other Health, Residential and Personal Care Home Health Care Retail of Medical Products $154.7 (billions) Personal Healthcare: $2,717. 2 Investment Net Cost of Health InsuranceGovernment Public Health Government Administration $1,036.1 $156.8 Source: Centers for Medicare & Medicaid Services, National Health Expenditure Data (Historical), Table 2 - 2015 *Excludes Net Cost of Health Insurance National Healthcare Spending: $3,205.6 billion in 2015 $42.6 $80.9 Health Consumption Spending*: $2,840. 7

79 Source: Centers for Medicare & Medicaid Services, Medicare Trustee’s Report July 2016 – page 10 and MedPAC, December 8-9, 2016 Public Meeting slides Medicare 2015 Spending = $647.6 Billion $ 29.8B Skilled Nursing $141.7B Inpatient Hospital $70.3B Physician Payments $46.5B Outpatient Hospital $18.1B Home Health $15.9B Hospice $63.5B Other Services $172.3B Medicare Managed Care $89.5B Outpatient Rx $7.4B (1%) Inpatient Rehabilitation Hospitals (Included in Inpatient Hospitals) 14% 3% 7% 10% 11% 26% 22% Medicare Part A Medicare Part B Medicare Parts A&B Medicare Part C Medicare Part D 5% Inpatient hospital includes spending for acute care hospitals along with inpatient rehabilitation and long-term acute care hospital services. In 2015, Medicare spent $7.4 billion and $5.3 billion, respectively for inpatient rehabilitation and long-term acute care hospital services. 2%

80 Continuum of Healthcare Services Preventive Routine health care that includes screenings, check- ups, and patient counseling to prevent illnesses, disease, or other health problems Acute Medical treatment of diseases for which a patient is treated for a brief but severe episode of illness Ambulatory Medical care delivered on an outpatient basis. e.g., blood tests, X-rays, endoscopy, certain biopsies, certain surgical procedures Post-Acute Medical care provided after a period of acute care. e.g., inpatient rehabilitation hospitals, long- term acute care, hospice, skilled nursing homes, home health

81 Post-Acute Care Services Acute Care Hospital Home Health Long-Term Acute Care Hospital Inpatient Rehabilitation Facility Skilled Nursing Facility Discharge Medicare Spending (billions) $5.3 $7.4 $29.8 $18.1* # of Discharges ~131,000 ~381,000 ~2,300,000 ~3,500,000 Length of Stay 26.3 days 12.8 days 40 days N/A # of Providers ~430 ~1,200 ~15,000 ~12,300 Facility Ownership Mix For-Profit (77%) Non-Profit (19%) Gov't (4%) For-Profit (29%) Non-Profit (58%) Gov't (13%) For-Profit (70%) Non-Profit (25%) Gov't (5%) For-Profit (89%) Non-Profit (11%) Hospital vs. Free-standing Free-Standing (62%)Hospital Based (38%) Free-Standing (21%) Hospital Based (79%) Free-Standing (95%) Hospital Based (5%) Free-Standing (85%) Hospital Based (15%) Rural vs. Urban Urban (93%)Rural (7%) Urban (86%) Rural (14%) Urban (72%) Rural (28%) Urban (85%) Rural (15%) (Lowest Acuity)(Highest Acuity) Source: MedPAC, Payment Policy, March 2012 - page 266; MedPAC, Payment Policy, March 2016 - pages 179, 194, 213, 214, 228, 241, 246, 247, 273, 280, and 283; MedPAC, June 2016 Data Book - pages 109, 110, 115, 119, and 120; and MedPAC, December 8-9, 2016 Public Meeting slides * Not all home health spending occurs as a post-acute service.

82 $35 $30 $25 $20 $15 $10 $5 $0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Medicare Spending on Post-Acute Services Post-Acute Settings 2014 Medicare Margin Projected 2016 Medicare Margin 12.5% 10.7% 10.8% 8.8% 12.5% 13.9% 4.9% 4.6% Skilled nursing facilities Home health agencies* Inpatient rehabilitation hospitals Long-term acute care hospitals Inpatient rehabilitation spending (% of total Medicare spending) 6 3 0 (P er ce nt ) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1.8 2.1 2.2 2.1 1.9 1.5 1.4 1.3 1.2 1.2 1.2 1.2 1.2 1.2 1.1 3.2 3.6 3.6 3.5 3.7 3.2 3.6 3.6 3.8 3.7 3.4 3.3 3.1 2.9 2.8 Home health spending* (% of total Medicare spending) Total Medicare Spending on Post-Acute Services ~$61 billion in 2015 Source: MedPAC Healthcare Spending and the Medicare Program, June 2016 – page 110. MedPAC Payment Policy, March 2016 – pages 176, 210, 238, 274, and 275; and MedPAC, December 8-9, 2016 Public Meeting slides * Not all home health spending occurs as a post-acute service.

83 Different Levels of Services Rehab Hospital Nursing Home Average length of stay = 12.8 days Average length of stay = 40 days Discharge to community = 76.1% Discharge to community = 37.6% Requirements: Requirements: Rehab hospitals must also satisfy regulatory/policy requirements for hospitals, including Medicare hospital conditions of participation. No similar requirement; Nursing homes are regulated as nursing homes only All patients must be admitted by a rehab physician. No similar requirement Rehab physicians must re-confirm each admission w/n 24 hours. No similar requirement All patients, regardless of diagnoses/condition, must demonstrate need and receive at least three hours of daily intensive therapy. No similar requirement All patients must see a rehabilitation physician “in person” at least three times weekly. No similar requirement; some SNF patients may go a week or longer without seeing a physician, and often a non-rehabilitation physician. Rehab hospitals required to provide 24 hour, 7 days per week nursing care; many nurses are RNs and rehab nurses. No similar requirement Rehab hospitals are required to use a coordinated interdisciplinary team approach led by a rehab physician; includes a rehab nurse, a case manager, and a licensed therapist from each therapy discipline who must meet weekly to evaluate/discuss each patient’s case. No similar requirement; Nursing homes are not required to provide care on a interdisciplinary basis and are not required to hold regular meetings for each patient. Rehab hospitals are required to follow stringent admission/coverage policies and must carefully document justification for each admission; further restricted in number/type of patients (60% Rule) Nursing homes have comparatively few policies governing the number or types of patients they treat. Source: MedPAC, Medicare Payment Policy, March 2016 - Pages 182, 186, 247, and 250; MedPAC, June 2016 Data Book - page 115.

84 Supply of IRFs is Relatively Stable Average Annual Change Share of Medicare DischargesType of IRF 2004 2006 2008 2010 2012 2013 2014 2006-2013 2013-2014 All IRFs 100% 1,221 1,225 1,202 1,179 1,166 1,161 1,177 -0.9% 1.4% Urban 93 1,024 1,018 1,001 981 973 977 1,013 -0.7 3.7 Rural 7 197 207 201 198 193 184 164 -1.9 -10.9 Freestanding 48 217 217 221 233 239 243 251 1.9 3.3 Hospital based 52 1,004 1,008 981 946 927 918 926 -1.5 0.9 Nonprofit 43 768 758 738 729 698 677 681 -1.9 0.6 For profit 50 292 299 291 294 307 322 338 1.2 5.0 Government 7 161 168 173 156 157 155 149 -1.3 -3.9 Source: MedPAC, Medicare Payment Policy, March 2016 - page 246

85 Inpatient Rehabilitation Sector Margins Share of Medicare discharges Margins Type of IRF 2014 2004 2006 2008 2010 2011 2012 2013 2014 All IRFs 100% 16.7% 12.4% 9.3% 8.7% 9.7% 11.2% 11.6% 12.5% Urban 93 17.0 12.6 9.5 9.0 10.2 11.6 12.0 13.0 Rural 7 13.2 10.1 6.9 4.7 4.8 6.5 6.5 6.4 Freestanding 48 24.7 17.5 18.2 21.4 23.1 23.9 24.4 25.3 Hospital based 52 12.2 9.6 3.8 -0.5 -0.6 0.8 0.2 1.0 Nonprofit 43 12.8 10.6 5.2 2.1 2.6 2.4 1.4 2.1 For profit 50 24.4 16.3 16.9 19.6 20.7 23.1 23.6 24.3 Government 7 N/A N/A N/A N/A N/A N/A N/A N/A Number of beds 1 to 10 2 3.7 -3.5 -4.9 -10.1 -7.2 -6.7 -10.7 -10.7 11 to 24 22 10.5 7.3 1.2 -3.3 -3.4 -1.0 -0.5 -0.5 25 to 64 47 18.3 13.7 10.1 10.6 11.5 12.4 13.1 14.4 65 or more 28 21.5 17.2 17.2 17.5 19.0 20.8 20.2 21.0 Source: MedPAC, Medicare Payment Policy, March 2016 - page 255

86 Inpatient Rehabilitation Standardized Comparison of Costs Type of IRF Mean Adjusted Cost Per Discharge All IRFs $15,330 Hospital based 16,325 Freestanding 11,883 Nonprofit 16,565 For profit 13,044 Government 16,317 Urban 15,034 Rural 17,036 Number of beds 1 to 10 18,875 11 to 24 15,606 25 to 64 14,867 65 or more 12,164 Quartile Characteristic Low Cost High Cost Percent: Hospital based 43% 95% Freestanding 57 5 Nonprofit 30 65 For profit 66 18 Government 4 17 Urban 94 70 Rural 6 30 Median Medicare Margin: All 26.1% -21.3% Hospital based 19.5 -21.3 Freestanding 31.1 -21.7 Median: Number of beds 42 18 Occupancy rate 70% 50% Case-mix index 1.29 1.21 Median costs per discharge: All $10,583 $18,888 Hospital based 10,992 18,881 Freestanding 10,437 19,833 Mean adjusted costs per discharge are lower for freestanding IRFs and larger facilities. High margin IRFs (both hospital-based and freestanding) are concentrated in the low-cost quartile of standardized costs. Source: MedPAC, Medicare Payment Policy, March 2016 - page 253 and 254

87 “60% Rule”: Medicare Regulation for Rehabilitation Hospitals 1983 1983: 75% Rule established -- Requires 75% of IRF patients to have a qualifying condition if the IRF is to maintain reimbursement on a “cost plus” basis vs. “prospective” ( i.e., fixed) basis. 2002 2004 2007 2002: IRF reimbursement transitions to prospective payment system (“PPS”) 2002: CMS suspends 75% Rule implementation 2004: “New” 75% Rule initiated with a “new” list of “qualifying conditions” 2007: 75% Rule permanently changed to “60% Rule” with passage of “Medicare, Medicaid & SCHIP Extension Act of 2007” Paid for through a Medicare price rollback & 18-month freeze from 4/1/2008 to 9/30/2009 The 60% Rule requires at least 60% of all patients admitted must have at least one medical diagnosis or functional impairment from a list of 13 compliant conditions (a.k.a "compliant conditions" or "CMS-13").

88 1. Stroke 2. Brain injury 3. Amputation 4. Spinal cord 5. Fracture of the femur 6. Neurological disorder 7. Multiple trauma 8. Congenital deformity 9. Burns IRF Qualifying Conditions 1. Stroke 2. Brain injury 3. Amputation 4. Spinal cord 5. Fracture of the femur 6. Neurological disorder 7. Multiple trauma 8. Congenital deformity 9. Burns 10. Osteoarthritis (after less intensive setting) 11. Rheumatoid arthritis (after less intensive setting) 12. Joint replacement 13. Systemic vasculidities (after less intensive setting) Original Qualifying Conditions Current Qualifying Conditions § Bilateral § Age ≥ 85 § Body Mass Index >50 10. Polyarthritis (includes "joint replacement") Became

89 Inpatient Rehabilitation Outlier Payments(10) # of Hospitals Total Outlier Payments Avg Outlier Payment per Discharge Hospital Deciles HLS Non- HLS Total HLS Non-HLS Total % HLS Non-HLS Total 90-100 — 113 113 $ — $ 120,926,079 $ 120,926,079 49.9% N/A $ 2,368 $ 2,368 80-90 — 113 113 $ — $ 45,316,044 $ 45,316,044 18.7% N/A $ 1,634 $ 1,634 70-80 1 112 113 $ 250,953 $ 27,325,898 $ 27,576,851 11.4% $ 171 $ 862 $ 831 60-70 2 111 113 $ 308,157 $ 17,778,491 $ 18,086,648 7.5% $ 130 $ 516 $ 491 50-60 5 109 114 $ 466,754 $ 11,873,691 $ 12,340,445 5.1% $ 111 $ 422 $ 381 40-50 19 95 114 $ 1,359,722 $ 6,961,929 $ 8,321,651 3.4% $ 78 $ 314 $ 210 30-40 16 97 113 $ 768,273 $ 4,665,606 $ 5,433,879 2.2% $ 48 $ 183 $ 131 20-30 18 95 113 $ 481,278 $ 2,504,414 $ 2,985,692 1.2% $ 26 $ 111 $ 73 10-20 33 80 113 $ 346,434 $ 863,878 $ 1,210,312 0.5% $ 13 $ 37 $ 24 0-10 25 89 114 $ 19,912 $ 87,190 $ 107,102 —% $ 1 $ 4 $ 2 Totals 119 1,014 1,133 $ 4,001,483 $ 238,303,220 $ 242,304,703 100.0% Refer to pages 115-118 for end notes. More Efficient Less Outlier Observations: • 10% of IRFs receive 50% of the outlier payments; None of the 10% are HealthSouth. • HealthSouth receives approx. 1.65% of the IRF outlier payments despite treating approx. 28.4% of the Medicare patients/discharges. • As a result of outlier payments, CMS pays HealthSouth approx. $795 less per discharge than other providers. • Capping the IRF industry outlier payments at 10% of each hospital's total Medicare payments could save Medicare approx. $548 million over 10 years.

90 Segment Operating Results

91 Inpatient Rehabilitation Segment Adjusted EBITDA Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2016 2016 2016 2015 2015 2015 2015 2015 Net operating revenues: (In Millions) Inpatient $ 724.1 $ 721.2 $ 719.4 $ 696.8 $ 625.1 $ 618.7 $ 606.6 $ 2,547.2 Outpatient and other 27.6 31.4 29.8 29.1 26.5 26.6 23.7 105.9 Total segment revenue 751.7 752.6 749.2 725.9 651.6 645.3 630.3 2,653.1 Less: Provision for doubtful accounts (13.7) (14.5) (15.6) (13.3) (10.2) (10.2) (11.0) (44.7) Net operating revenues less provision for doubtful accounts 738.0 738.1 733.6 712.6 641.4 635.1 619.3 2,608.4 Operating expenses: Salaries and benefits (371.2) (366.1) (369.9) (359.8) (326.8) (317.6) (306.4) (1,310.6) % of revenue 49.4% 48.6% 49.4% 49.6% 50.2% 49.2% 48.6% 49.4% Other operating expenses(a) (110.1) (106.8) (104.8) (103.2) (95.8) (93.5) (95.2) (387.7) Supplies (31.9) (31.8) (32.4) (32.3) (28.9) (29.9) (29.8) (120.9) Occupancy costs (15.0) (15.4) (15.6) (14.5) (10.6) (10.7) (10.4) (46.2) (157.0) (154.0) (152.8) (150.0) (135.3) (134.1) (135.4) (554.8) % of revenue 20.9% 20.5% 20.4% 20.7% 20.8% 20.8% 21.5% 20.9% Equity in nonconsolidated affiliates 2.3 2.2 2.2 2.3 2.4 2.3 1.6 8.6 Other income 0.8 0.7 0.6 1.3 0.1 0.4 0.5 2.3 Noncontrolling interests (14.3) (16.8) (16.8) (16.5) (15.6) (15.6) (15.2) (62.9) Segment Adjusted EBITDA $ 198.6 $ 204.1 $ 196.9 $ 189.9 $ 166.2 $ 170.5 $ 164.4 $ 691.0 In arriving at Adjusted EBITDA, the following was excluded: (a) Loss (gain) on disposal or impairment of assets $ 1.6 $ 0.2 $ 0.5 $ 2.5 $ 0.9 $ 0.9 $ (1.5) $ 2.8 Reconciliations to GAAP provided on pages 96-113.

92 Home Health and Hospice Segment Adjusted EBITDA Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2016 2016 2016 2015 2015 2015 2015 2015 Net operating revenues: (In Millions) Home health revenue $ 162.0 $ 157.1 $ 150.9 $ 144.4 $ 118.3 $ 111.5 $ 103.9 $ 478.1 Hospice revenue 13.1 11.0 9.7 9.0 8.7 7.6 6.4 31.7 Total segment revenue 175.1 168.1 160.6 153.4 127.0 119.1 110.3 509.8 Less: Provision for doubtful accounts (1.1) (0.9) (0.9) (0.7) (0.5) (0.7) (0.6) (2.5) Net operating revenues less provision for doubtful accounts 174.0 167.2 159.7 152.7 126.5 118.4 109.7 507.3 Operating expenses(a) Cost of services (86.8) (81.6) (78.4) (73.0) (61.7) (56.7) (53.4) (244.8) % of revenue 49.6% 48.5% 48.8% 47.6% 48.6% 47.6% 48.4% 48.0% Support and overhead costs (59.5) (58.0) (57.0) (51.0) (42.6) (41.0) (38.1) (172.7) % of revenue 34.0% 34.5% 35.5% 33.2% 33.5% 34.4% 34.5% 33.9% (146.3) (139.6) (135.4) (124.0) (104.3) (97.7) (91.5) (417.5) % of revenue 83.6% 83.0% 84.3% 80.8% 82.1% 82.0% 83.0% 81.9% Equity in net income of nonconsolidated affiliates 0.2 0.2 0.2 0.1 — — — 0.1 Noncontrolling interests (2.1) (1.8) (1.9) (2.3) (1.5) (1.7) (1.3) (6.8) Segment Adjusted EBITDA $ 25.8 $ 26.0 $ 22.6 $ 26.5 $ 20.7 $ 19.0 $ 16.9 $ 83.1 In arriving at Adjusted EBITDA, the following was excluded: (a) Gain on disposal or impairment of assets $ — $ — $ (0.3) $ (0.1) $ — $ (0.1) $ — $ (0.2) Reconciliations to GAAP provided on pages 96-113.

93 Segment Operating Results Q3 2016 Q3 2015 IRF Home Health and Hospice Reclasses HealthSouthConsolidated IRF Home Health and Hospice Reclasses HealthSouthConsolidated Net operating revenues $ 751.7 $ 175.1 $ — $ 926.8 $ 651.6 $ 127.0 $ — $ 778.6 Less: Provision for doubtful accounts (13.7) (1.1) — (14.8) (10.2) (0.5) — (10.7) 738.0 174.0 — 912.0 641.4 126.5 — 767.9 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (371.2) — (126.2) (497.4) (326.8) — (90.3) (417.1) Other operating expenses(a) (110.1) — (14.6) (124.7) (95.8) — (10.0) (105.8) Supplies (31.9) — (2.9) (34.8) (28.9) — (2.1) (31.0) Occupancy (15.0) — (2.6) (17.6) (10.6) — (1.9) (12.5) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (86.8) 86.8 — — (61.7) 61.7 — Support and overhead costs — (59.5) 59.5 — — (42.6) 42.6 — (528.2) (146.3) — (674.5) (462.1) (104.3) — (566.4) Other income 0.8 — — 0.8 0.1 — — 0.1 Equity in net income of nonconsolidated affiliates 2.3 0.2 — 2.5 2.4 — — 2.4 Noncontrolling interest (14.3) (2.1) — (16.4) (15.6) (1.5) — (17.1) Segment Adjusted EBITDA $ 198.6 $ 25.8 $ — 224.4 $ 166.2 $ 20.7 $ — 186.9 General and administrative expenses(b)(c) (26.0) (22.1) Gain related to SCA equity interest — 0.6 Adjusted EBITDA $ 198.4 $ 165.4 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal or impairment of assets $ 1.6 $ — $ — $ 1.6 $ 0.9 $ — $ — $ 0.9 (b) Transaction costs — — — — — — — 2.3 (c) Stock-based compensation — — — 4.3 — — — 6.2 Reconciliations to GAAP provided on pages 96-113.

94 Segment Operating Results Reconciliations to GAAP provided on pages 96-113. Nine Months Ended September 30, 2016 Nine Months Ended September 30, 2015 IRF Home Health and Hospice Reclasses HealthSouthConsolidated IRF Home Health and Hospice Reclasses HealthSouthConsolidated Net operating revenues $ 2,253.5 $ 503.8 $ — $ 2,757.3 $ 1,927.2 $ 356.4 $ — $ 2,283.6 Less: Provision for doubtful accounts (43.8) (2.9) — (46.7) (31.4) (1.8) — (33.2) 2,209.7 500.9 — 2,710.6 1,895.8 354.6 — 2,250.4 Operating Expenses: — Inpatient Rehabilitation: — Salaries and benefits (1,107.2) — (362.4) (1,469.6) (950.8) — (253.2) (1,204.0) Other operating expenses(a) (321.7) — (43.3) (365.0) (284.5) — (29.4) (313.9) Supplies (96.1) — (8.1) (104.2) (88.6) — (5.5) (94.1) Occupancy (46.0) — (7.5) (53.5) (31.7) — (5.4) (37.1) Home Health and Hospice: — Cost of services sold (excluding depreciation and amortization) — (246.8) 246.8 — — (171.8) 171.8 — Support and overhead costs — (174.5) 174.5 — — (121.7) 121.7 — (1,571.0) (421.3) — (1,992.3) (1,355.6) (293.5) — (1,649.1) Other income 2.1 — — 2.1 1.0 — — 1.0 Equity in net income of nonconsolidated affiliates 6.7 0.6 — 7.3 6.3 — — 6.3 Noncontrolling interest (47.9) (5.8) — (53.7) (46.4) (4.5) — (50.9) Segment Adjusted EBITDA $ 599.6 $ 74.4 $ — 674.0 $ 501.1 $ 56.6 $ — 557.7 General and administrative expenses(b)(c) (79.2) (69.9) Gain related to SCA equity interest — 3.2 Adjusted EBITDA $ 594.8 $ 491.0 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal or impairment of assets $ 2.3 $ (0.3) $ — $ 2.0 $ 0.3 $ (0.1) $ — $ 0.2 (b) Transaction costs — — — — — — — 5.6 (c) Stock-based compensation — — — 17.4 — — — 21.8

95 Segment Operating Results Year Ended December 31, 2015 IRF Home Health and Hospice Reclasses HealthSouth Consolidated Net operating revenues $ 2,653.1 $ 509.8 $ — $ 3,162.9 Less: Provision for doubtful accounts (44.7) (2.5) — (47.2) 2,608.4 507.3 — 3,115.7 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,310.6) — (360.2) (1,670.8) Other operating expenses(a) (387.7) — (41.8) (429.5) Supplies (120.9) — (7.8) (128.7) Occupancy (46.2) — (7.7) (53.9) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (244.8) 244.8 — Support and overhead costs — (172.7) 172.7 — (1,865.4) (417.5) — (2,282.9) Other income 2.3 — — 2.3 Equity in net income of nonconsolidated affiliates 8.6 0.1 — 8.7 Noncontrolling interest (62.9) (6.8) — (69.7) Segment Adjusted EBITDA $ 691.0 $ 83.1 $ — 774.1 General and administrative expenses(b)(c) (94.8) Gain related to SCA equity interest 3.2 Adjusted EBITDA $ 682.5 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal or impairment of assets $ 2.8 $ (0.2) $ — $ 2.6 (b) Stock-based compensation expense — — — 26.2 (c) Transaction costs — — — 12.3 Reconciliations to GAAP provided on pages 96-113.

96 Reconciliations to GAAP and Share Information

97 Reconciliation of Net Income to Adjusted EBITDA(1) 2016 Q1 Q2 Q3 9 Months (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Net Income $ 76.7 $ 81.2 $ 78.1 $ 236.0 Loss from disc ops, net of tax, attributable to HealthSouth 0.1 0.1 0.1 0.3 Net income attributable to noncontrolling interests (18.7) (18.6) (16.4) (53.7) Income from continuing operations attributable to HealthSouth* 58.1 $ 0.61 62.7 $ 0.65 61.8 $ 0.64 182.6 $ 1.90 Gov’t, class action, and related settlements — — — — Pro fees - acct, tax, and legal 0.2 1.7 — 1.9 Provision for income tax expense 39.7 42.4 42.1 124.2 Interest expense and amortization of debt discounts and fees 44.6 43.4 42.5 130.5 Depreciation and amortization 42.4 42.9 43.5 128.8 Loss on early extinguishment of debt 2.4 2.4 2.6 7.4 Net noncash loss on disposal or impairment of assets 0.2 0.2 1.6 2.0 Stock-based compensation expense 4.5 8.6 4.3 17.4 Adjusted EBITDA $ 192.1 $ 204.3 $ 198.4 $ 594.8 Weighted average common shares outstanding: Basic 89.5 89.3 89.1 89.3 Diluted 99.4 99.4 99.4 99.5 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Refer to pages 115-118 for end notes.

98 Reconciliation of Net Income to Adjusted EBITDA(1) 2015 Q1 Q2 Q3 Q4 Full Year (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net Income $ 59.0 $ 60.2 $ 67.8 $ 65.8 $ 252.8 Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.3 1.6 (0.3) (0.7) 0.9 Net income attributable to noncontrolling interests (16.5) (17.3) (17.1) (18.8) (69.7) Income from continuing operations attributable to HealthSouth* 42.8 $ 0.44 44.5 $ 0.47 50.4 $ 0.52 46.3 $ 0.48 184.0 $ 1.92 Gov't, class action, and related settlements 8.0 — — (0.5) 7.5 Pro fees - acct, tax, and legal 2.2 0.1 0.4 0.3 3.0 Provision for income tax expense 30.3 32.2 35.9 43.5 141.9 Interest expense and amortization of debt discounts and fees 31.8 30.9 35.6 44.6 142.9 Depreciation and amortization 31.9 32.7 33.7 41.4 139.7 Loss on early extinguishment of debt 1.2 18.8 — 2.4 22.4 Net noncash (gain) loss on disposal or impairment of assets (1.5) 0.8 0.9 2.4 2.6 Stock-based compensation expense 9.4 6.2 6.2 4.4 26.2 Transaction costs — 3.3 2.3 6.7 12.3 Adjusted EBITDA $ 156.1 $ 169.5 $ 165.4 $ 191.5 $ 682.5 Weighted average common shares outstanding: Basic 87.1 89.8 90.6 90.1 89.4 Diluted 101.1 101.5 101.5 100.6 101.0 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Refer to pages 115-118 for end notes.

99 Reconciliation of Net Income to Adjusted EBITDA(1) 2014 Q1 Q2 Q3 Q4 Full Year (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net income $ 61.5 $ 97.9 $ 64.8 $ 57.5 $ 281.7 Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.1 (3.8) 0.9 (2.7) (5.5) Net income attributable to noncontrolling interests (14.8) (14.8) (14.7) (15.4) (59.7) Income from continuing operations attributable to HealthSouth* 46.8 $ 0.48 79.3 $ 0.81 51.0 $ 0.53 39.4 $ 0.41 216.5 $ 2.24 Gov't, class action, and related settlements — (0.8) — (0.9) (1.7) Pro fees - acct, tax, and legal 1.6 2.0 4.0 1.7 9.3 Provision for income tax expense 32.8 36.5 22.1 19.3 110.7 Interest expense and amortization of debt discounts and fees 27.9 27.8 27.8 25.7 109.2 Depreciation and amortization 26.4 26.4 27.4 27.5 107.7 Loss on early extinguishment of debt — — — 13.2 13.2 Gain on consolidation of Fairlawn Rehabilitation Hospital — (27.2) — — (27.2) Other, including net noncash loss on disposal of assets 1.3 1.7 2.7 1.0 6.7 Stock-based compensation expense 7.3 7.0 5.0 4.6 23.9 Transaction costs — — — 9.3 9.3 Adjusted EBITDA $ 144.1 $ 152.7 $ 140.0 $ 140.8 $ 577.6 Weighted average common shares outstanding: Basic 87.3 86.7 86.5 86.6 86.8 Diluted 100.9 100.6 100.5 100.8 100.7 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Refer to pages 115-118 for end notes.

100 Reconciliation of Net Income to Adjusted EBITDA(1) 2013 Q1 Q2 Q3 Q4 Full Year (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net Income $ 65.9 $ 179.0 $ 72.3 $ 64.2 $ 381.4 Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.4 (0.1) 0.9 (0.1) 1.1 Net income attributable to noncontrolling interests (14.6) (13.8) (14.1) (15.3) (57.8) Income from continuing operations attributable to HealthSouth* 51.7 $ 0.48 165.1 $ 1.66 59.1 $ 0.59 48.8 $ (0.31) 324.7 $ 2.59 Gov't, class action, and related settlements — (2.0) (21.3) (0.2) (23.5) Pro fees - acct, tax, and legal 1.4 2.2 4.2 1.7 9.5 Provision for income tax expense (benefit) 33.5 (86.5) 35.2 30.5 12.7 Interest expense and amortization of debt discounts and fees 24.2 24.4 25.3 26.5 100.4 Depreciation and amortization 22.1 23.1 24.3 25.2 94.7 Loss on early extinguishment of debt — — — 2.4 2.4 Other, including net noncash loss on disposal of assets 0.1 1.7 2.5 1.6 5.9 Stock-based compensation expense 6.3 6.5 6.2 5.8 24.8 Adjusted EBITDA $ 139.3 $ 134.5 $ 135.5 $ 142.3 $ 551.6 Weighted average common shares outstanding: Basic 94.0 86.1 86.2 86.4 88.1 Diluted 107.1 99.8 100.4 100.8 102.1 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Refer to pages 115-118 for end notes.

101 Reconciliation of Net Income to Adjusted EBITDA(1) 2011 2012 (in millions, except per share data) Total Per Share Total Per Share Net income $ 254.6 $ 235.9 Income from disc ops, net of tax, attributable to HealthSouth (49.9) (4.5) Net income attributable to noncontrolling interests (45.9) (50.9) Income from continuing operations attributable to HealthSouth* 158.8 $ 1.39 180.5 $ 1.62 Gov't, class action, and related settlements (12.3) (3.5) Pro fees-acct, tax, and legal 21.0 16.1 Provision for income tax expense 37.1 108.6 Interest expense and amortization of debt discounts and fees 119.4 94.1 Depreciation and amortization 78.8 82.5 Net noncash loss on disposal of assets 4.3 4.4 Loss on early extinguishment of debt 38.8 4.0 Gain on consolidation of St. Vincent Rehabilitation Hospital — (4.9) Stock-based compensation expense 20.3 24.1 Adjusted EBITDA $ 466.2 $ 505.9 Weighted average common shares outstanding: Basic 93.3 94.6 Diluted 109.2 108.1 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Refer to pages 115-118 for end notes.

102 Reconciliation of Segment Adjusted EBITDA to Income from Continuing Operations Before Income Tax Expense Three Months Ended Nine Months Ended Year Ended September 30, September 30, December 31, 2016 2015 2016 2015 2015 (In Millions) Total segment Adjusted EBITDA $ 224.4 $ 186.9 $ 674.0 $ 557.7 $ 774.1 General and administrative expenses (30.3) (30.6) (96.6) (97.3) (133.3) Depreciation and amortization (43.5) (33.7) (128.8) (98.3) (139.7) Loss on disposal or impairment of assets (1.6) (0.9) (2.0) (0.2) (2.6) Government, class action, and related settlements — — — (8.0) (7.5) Professional fees - accounting, tax, and legal — (0.4) (1.9) (2.7) (3.0) Loss on early extinguishment of debt (2.6) — (7.4) (20.0) (22.4) Interest expense and amortization of debt discounts and fees (42.5) (35.6) (130.5) (98.3) (142.9) Net income attributable to noncontrolling interests 16.4 17.1 53.7 50.9 69.7 Gain related to SCA equity interest — 0.6 — 3.2 3.2 Income from continuing operations before income tax expense $ 120.3 $ 103.4 $ 360.5 $ 287.0 $ 395.6

103 Reconciliation of Segment Adjusted EBITDA to Income from Continuing Operations Before Income Tax Expense Q3 2016 Q2 2016 Q1 2016 Q4 2015 Q3 2015 Q2 2015 Q1 2015 Full Year 2015 In Millions Total segment Adjusted EBITDA $ 224.4 $ 230.1 $ 219.5 $ 216.4 $ 186.9 $ 189.5 $ 181.3 $ 774.1 General and administrative expenses (30.3) (34.4) (31.9) (36.0) (30.6) (32.1) (34.6) (133.3) Depreciation and amortization (43.5) (42.9) (42.4) (41.4) (33.7) (32.7) (31.9) (139.7) (Loss) gain on disposal or impairment of assets (1.6) (0.2) (0.2) (2.4) (0.9) (0.8) 1.5 (2.6) Government, class action, and related settlements — — — 0.5 — — (8.0) (7.5) Professional fees - accounting, tax, and legal — (1.7) (0.2) (0.3) (0.4) (0.1) (2.2) (3.0) Loss on early extinguishment of debt (2.6) (2.4) (2.4) (2.4) — (18.8) (1.2) (22.4) Interest expense and amortization of debt discounts and fees (42.5) (43.4) (44.6) (44.6) (35.6) (30.9) (31.8) (142.9) Net income attributable to noncontrolling interests 16.4 18.6 18.7 18.8 17.1 17.3 16.5 69.7 Gain related to SCA equity interest — — — — 0.6 2.6 — 3.2 Income from continuing operations before income tax expense $ 120.3 $ 123.7 $ 116.5 $ 108.6 $ 103.4 $ 94.0 $ 89.6 $ 395.6

104 Adjusted EPS(2) - YTD 2016 For the Nine Months Ended September 30, 2016 Adjustments As Reported Professional Fees - Accounting, Tax, and Legal Mark-to- Market Adjustment for Stock Appreciation Rights Loss on Early Extinguishment of Debt Sale of Hospital As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 594.8 $ — $ — $ — $ — $ 594.8 Depreciation and amortization (128.8) — — — — (128.8) Professional fees - accounting, tax, and legal (1.9) 1.9 — — — — Loss on early extinguishment of debt (7.4) — — 7.4 — — Interest expense and amortization of debt discounts and fees (130.5) — — — — (130.5) Stock-based compensation (17.4) — (1.4) — — (18.8) Loss on disposal or impairment of assets (2.0) — — — (0.9) (2.9) Income from continuing operations before income tax expense 306.8 1.9 (1.4) 7.4 (0.9) 313.8 Provision for income tax expense (124.2) (0.8) 0.5 (3.0) 0.4 (127.1) Income from continuing operations attributable to HealthSouth $ 182.6 $ 1.1 $ (0.9) $ 4.4 $ (0.5) $ 186.7 Add: Interest on convertible debt, net of tax 7.2 7.2 Numerator for diluted earnings per share $ 189.8 $ 193.9 Diluted earnings per share from continuing operations** $ 1.90 $ 0.01 $ (0.01) $ 0.04 $ (0.01) $ 1.95 Diluted shares used in calculation 99.5 * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

105 For the Three Months Ended December 31, 2015 Adjustments As Reported Gov’t, Class Action, & Related Settlements Pro. Fees - Acct., Tax, & Legal Income Tax Valuation Allowance & Other Adj. Transaction Costs Loss on Early Exting. of Debt As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 191.5 $ — $ — $ — $ — $ — $ 191.5 Depreciation and amortization (41.4) — — — — — (41.4) Government, class action, and related settlements 0.5 (0.5) — — — — — Professional fees - accounting, tax, and legal (0.3) — 0.3 — — — — Loss on early extinguishment of debt (2.4) — — — — 2.4 — Interest expense and amortization of debt discounts and fees (44.6) — — — — — (44.6) Stock-based compensation (4.4) — — — — — (4.4) Loss on disposal or impairment of assets (2.4) — — — — — (2.4) Transaction costs (6.7) — — — 6.7 — — Income from continuing operations before income tax expense 89.8 (0.5) 0.3 — 6.7 2.4 98.7 Provision for income tax expense (43.5) 0.2 (0.1) 4.7 (2.1) (1.0) (41.8) Income from continuing operations attributable to HealthSouth $ 46.3 $ (0.3) $ 0.2 $ 4.7 $ 4.6 $ 1.4 $ 56.9 Add: Interest on convertible debt, net of tax 2.4 2.4 Numerator for diluted earnings per share $ 48.7 $ 59.3 Diluted earnings per share from continuing operations** $ 0.48 $ — $ — $ 0.05 $ 0.05 $ 0.01 $ 0.59 Diluted shares used in calculation 100.6 Adjusted EPS(2) - Q4 2015 * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

106 Adjusted EPS(2) - 2015 For the Year Ended December 31, 2015 Adjustments As Reported Gov’t, Class Action, & Related Settlements Pro. Fees - Acct., Tax, & Legal Income Tax Valuation Allowance & Other Adj. Transaction Costs Loss on Early Exting. of Debt Mark-to-Market Adjustment for Stock Appreciation Rights As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 682.5 $ — $ — $ — $ — $ — $ — $ 682.5 Depreciation and amortization (139.7) — — — — — — (139.7) Government, class action, and related settlements (7.5) 7.5 — — — — — — Professional fees - accounting, tax, and legal (3.0) — 3.0 — — — — — Loss on early extinguishment of debt (22.4) — — — — 22.4 — — Interest expense and amortization of debt discounts and fees (142.9) — — — — — — (142.9) Stock-based compensation (26.2) — — — — — 1.2 (25.0) Loss on disposal or impairment of assets (2.6) — — — — — — (2.6) Transaction costs (12.3) — — — 12.3 — — — Income from continuing operations before income tax expense 325.9 7.5 3.0 — 12.3 22.4 1.2 372.3 Provision for income tax expense (141.9) (3.0) (1.2) 4.7 (4.1) (9.0) (0.5) (155.0) Income from continuing operations attributable to HealthSouth $ 184.0 $ 4.5 $ 1.8 $ 4.7 $ 8.2 $ 13.4 $ 0.7 $ 217.3 Add: Interest on convertible debt, net of tax 9.4 9.4 Numerator for diluted earnings per share $ 193.4 $ 226.7 Diluted earnings per share from continuing operations** $ 1.92 $ 0.04 $ 0.02 $ 0.05 $ 0.08 $ 0.13 $ 0.01 $ 2.24 Diluted shares used in calculation 101.0 * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

107 For the Year Ended December 31, 2014 Adjustments As Reported Gov't, Class Action, and Related Settlements Pro. Fees - Acct, Tax, and Legal Transaction Costs Gain on Consolidation of Fairlawn Rehabilitation Hospital Loss on Early Exting. of Debt Income Tax Valuation Adjustment As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 577.6 $ — $ — $ — $ — $ — $ — $ 577.6 Depreciation and amortization (107.7) — — — — — — (107.7) Government, class action, and related settlements 1.7 (1.7) — — — — — — Professional fees - accounting, tax, and legal (9.3) — 9.3 — — — — — Loss on early extinguishment of debt (13.2) — — — — 13.2 — — Interest expense and amortization of debt discounts and fees (109.2) — — — — — — (109.2) Stock-based compensation (23.9) — — — — — — (23.9) Loss on disposal or impairment of assets (6.7) — — — — — — (6.7) Gain on consolidation of Fairlawn Rehabilitation Hospital 27.2 — — — (27.2) — — — Transaction costs (9.3) — — 9.3 — — — — Income from continuing operations before income tax expense 327.2 (1.7) 9.3 9.3 (27.2) 13.2 — 330.1 Provision for income tax expense (110.7) 0.7 (3.7) (2.5) (3.0) (5.3) (7.4) (131.9) Income from continuing operations attributable to HealthSouth $ 216.5 $ (1.0) $ 5.6 $ 6.8 $ (30.2) $ 7.9 $ (7.4) $ 198.2 Add: Interest on convertible debt, net of tax 9.0 9.0 Numerator for diluted earnings per share $ 225.5 $ 207.2 Diluted earnings per share from continuing operations** $ 2.24 $ (0.01) $ 0.06 $ 0.07 $ (0.30) $ 0.08 $ (0.07) $ 2.06 Diluted shares used in calculation 100.7 Adjusted EPS(2) - 2014 * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

108 For the Year Ended December 31, 2013 Adjustments As Reported Gov't, Class Action, and Related Settlements Pro. Fees - Acct., Tax, and Legal Loss on Early Exting. of Debt Income Tax Valuation Allowance Adjustment Settlement of Income Tax Claims Repurchase of Preferred Stock As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 551.6 $ — $ — $ — $ — $ — $ — $ 551.6 Depreciation and amortization (94.7) — — — — — — (94.7) Government, class action, and related settlements 23.5 (23.5) — — — — — — Professional fees - accounting, tax, and legal (9.5) — 9.5 — — — — — Loss on early extinguishment of debt (2.4) — — 2.4 — — — — Interest expense and amortization of debt discounts and fees (100.4) — — — — — — (100.4) Stock-based compensation (24.8) — — — — — — (24.8) Loss on disposal or impairment of assets (5.9) — — — — — — (5.9) Income from continuing operations before income tax expense 337.4 (23.5) 9.5 2.4 — — — 325.8 Provision for income tax expense (12.7) 9.4 (3.8) (1.0) (9.1) (113.4) — (130.6) Income from continuing operations attributable to HealthSouth $ 324.7 $ (14.1) $ 5.7 $ 1.4 $ (9.1) $ (113.4) $ — $ 195.2 Less: Income allocated to participating securities (3.4) (3.4) Less: Convertible perpetual preferred dividends (21.0) (21.0) Less: Repurchase of perpetual preferred stock (71.6) 71.6 — Numerator for basic earnings per share $ 228.7 $ 170.8 Basic earnings per share from continuing operations** $ 2.59 $ (0.16) $ 0.06 $ 0.02 $ (0.10) $ (1.29) $ 0.81 $ 1.94 Basic shares used in calculation 88.1 Adjusted EPS(2) - 2013 Basic and diluted earnings per share are the same due to antidilution. * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

109 For the Year Ended December 31, 2012 Adjustments As Reported Gov't, Class Action, and Related Settlements Pro. Fees - Acct, Tax, and Legal Gain on Consolidation of St. Vincent Rehabilitation Hospital Loss on Early Exting. of Debt Income Tax Valuation Allowance Adjustment Settlement of Income Tax Claims As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 505.9 $ — $ — $ — $ — $ — $ — $ 505.9 Depreciation and amortization (82.5) — — — — — — (82.5) Government, class action, and related settlements 3.5 (3.5) — — — — — — Professional fees - accounting, tax, and legal (16.1) — 16.1 — — — — — Loss on early extinguishment of debt (4.0) — — — 4.0 — — — Interest expense and amortization of debt discounts and fees (94.1) — — — — — — (94.1) Stock-based compensation (24.1) — — — — — — (24.1) Loss on disposal or impairment of assets (4.4) — — — — — — (4.4) Gain on consolidation of St. Vincent Rehabilitation Hospital 4.9 — — (4.9) — — — — Income from continuing operations before income tax expense 289.1 (3.5) 16.1 (4.9) 4.0 — — 300.8 Provision for income tax expense (108.6) 1.4 (6.4) 2.0 (1.6) (9.5) 1.0 (121.7) Income from continuing operations attributable to HealthSouth $ 180.5 $ (2.1) $ 9.7 $ (2.9) $ 2.4 $ (9.5) $ 1.0 $ 179.1 Less: Income allocated to participating securities (2.2) (2.2) Less: Convertible perpetual preferred dividends (23.9) (23.9) Less: Repurchase of preferred stock (0.8) (0.8) Numerator for basic earnings per share $ 153.6 $ 152.2 Basic earnings per share from continuing operations** $ 1.62 $ (0.02) $ 0.10 $ (0.03) $ 0.03 $ (0.10) $ 0.01 $ 1.61 Basic shares used in calculation 94.6 Adjusted EPS(2) - 2012 Basic and diluted earnings per share are the same due to antidilution. * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

110 For the Year Ended December 31, 2011 Adjustments As Reported Gov't, Class Action, and Related Settlements Pro. Fees - Acct., Tax, and Legal Loss on Early Exting. of Debt Income Tax Valuation Allowance Adjustment Settlement of Income Tax Claims As Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA* $ 466.2 $ — $ — $ — $ — $ — $ 466.2 Depreciation and amortization (78.8) — — — — — (78.8) Government, class action, and related settlements 12.3 (12.3) — — — — — Professional fees - accounting, tax, and legal (21.0) — 21.0 — — — — Loss on early extinguishment of debt (38.8) — — 38.8 — — — Interest expense and amortization of debt discounts and fees (119.4) — — — — — (119.4) Stock-based compensation (20.3) — — — — — (20.3) Loss on disposal or impairment of assets (4.3) — — — — — (4.3) Income from continuing operations before income tax expense 195.9 (12.3) 21.0 38.8 — — 243.4 Provision for income tax expense (37.1) 4.9 (8.4) (15.5) (28.2) (17.5) (101.8) Income from continuing operations attributable to HealthSouth $ 158.8 $ (7.4) $ 12.6 $ 23.3 $ (28.2) $ (17.5) $ 141.6 Less: Income allocated to participating securities (3.2) (3.2) Less: Convertible preferred stock dividends (26.0) (26.0) Numerator for basic earnings per share $ 129.6 $ 112.4 Basic earnings per share from continuing operations** $ 1.39 $ (0.08) $ 0.14 $ 0.25 $ (0.30) $ (0.19) $ 1.20 Basic shares used in calculation 93.3 Adjusted EPS(2) - 2011 Basic and diluted earnings per share are the same due to antidilution. * Reconciliation to GAAP provided on pages 97-101; Refer to pages 115-118 for end notes. ** Adjusted EPS may not sum across due to rounding.

111 Adjusted Free Cash Flow History(3) Q3 9 Months Full Year (Millions) 2016 2015 2016 2015 2015 2014 2013 2012 2011 Net cash provided by operating activities $ 177.6 $ 163.3 $ 489.5 $ 368.2 $ 484.8 $ 444.9 $ 470.3 $ 411.5 $ 342.7 Impact of discontinued operations 0.1 0.5 0.6 0.8 0.7 1.2 1.9 (2.0) (9.1) Net cash provided by operating activities of continuing operations 177.7 163.8 490.1 369.0 485.5 446.1 472.2 409.5 333.6 Capital expenditures for maintenance (23.9) (19.5) (64.5) (55.9) (83.1) (92.0) (74.8) (83.0) (50.8) Net settlements on interest rate swaps — — — — — — — — (10.9) Dividends paid on convertible perpetual preferred stock — — — (3.1) (3.1) (6.3) (23.0) (24.6) (26.0) Distributions paid to noncontrolling interests of consolidated affiliates (15.9) (13.4) (49.5) (39.7) (54.4) (54.1) (46.3) (49.3) (44.2) Items non-indicative of ongoing operations: Transaction costs and related assumed liabilities — 2.5 0.8 21.8 28.3 2.0 — — — Net premium on bond issuance/repayment 1.9 (1.8) 5.8 2.0 4.0 4.3 1.7 1.9 22.8 Cash paid for professional fees - accounting, tax, and legal — 0.4 1.9 3.8 4.1 8.6 7.0 16.1 21.0 Cash paid (received) for government, class action, and related settlements — — — 8.0 7.7 2.7 (5.9) (2.6) 5.7 Income tax refunds related to prior periods — — — — — — — — (7.9) Adjusted free cash flow $ 139.8 $ 132.0 $ 384.6 $ 305.9 $ 389.0 $ 311.3 $ 330.9 $ 268.0 $ 243.3 Cash dividends on common stock(6) $ 20.5 $ 19.2 $ 62.4 $ 56.3 $ 77.2 $ 65.8 $ 15.7 $ — $ — Refer to pages 115-118 for end notes. Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on HealthSouth's website in the Earnings Releases for those periods.

112 Adjusted Free Cash Flow(3) - 2015 2015 (Millions) Q1 Q2 Q3 Q4 Full Year Net cash provided by operating activities $ 102.0 $ 102.9 $ 163.3 $ 116.6 $ 484.8 Impact of discontinued operations 0.1 0.2 0.5 (0.1) 0.7 Net cash provided by operating activities of continuing operations 102.1 103.1 163.8 116.5 485.5 Capital expenditures for maintenance (18.3) (18.2) (19.5) (27.1) (83.1) Dividends paid on convertible perpetual preferred stock (1.6) (1.5) — — (3.1) Distributions paid to noncontrolling interests of consolidated affiliates (13.2) (13.0) (13.4) (14.8) (54.4) Items non-indicative of ongoing operations: Transaction costs and related assumed liabilities 17.7 1.6 2.5 6.5 28.3 Net premium on bond issuance/repayment (8.0) 11.8 (1.8) 1.9 4.0 Cash paid for professional fees - accounting, tax, and legal 0.7 2.7 0.4 0.3 4.1 Cash paid (received) for government, class action, and related settlements — 8.0 — (0.3) 7.7 Adjusted free cash flow $ 79.4 $ 94.5 $ 132.0 $ 83.0 $ 389.0 Refer to pages 115-118 for end notes. Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on HealthSouth's website in the Earnings Releases for those periods.

113 Net Cash Provided by Operating Activities Reconciled to Adjusted EBITDA Q3 9 Months Full Year (Millions) 2016 2015 2016 2015 2015 2014 2013 2012 2011 Net cash provided by operating activities $177.6 $163.3 $489.5 $368.2 $484.8 $444.9 $470.3 $411.5 $342.7 Provision for doubtful accounts (14.8) (10.7) (46.7) (33.2) (47.2) (31.6) (26.0) (27.0) (21.0) Professional fees—accounting, tax, and legal — 0.4 1.9 2.7 3.0 9.3 9.5 16.1 21.0 Interest expense and amortization of debt discounts and fees 42.5 35.6 130.5 98.3 142.9 109.2 100.4 94.1 119.4 Equity in net income of nonconsolidated affiliates 2.5 2.4 7.3 6.3 8.7 10.7 11.2 12.7 12.0 Net income attributable to noncontrolling interests in continuing operations (16.4) (17.1) (53.7) (50.9) (69.7) (59.7) (57.8) (50.9) (47.0) Amortization of debt discounts and fees (3.5) (4.6) (10.3) (10.9) (14.3) (12.7) (5.0) (3.7) (4.2) Distributions from nonconsolidated affiliates (2.9) (0.8) (5.9) (4.5) (7.7) (12.6) (11.4) (11.0) (13.0) Current portion of income tax expense 4.6 3.5 13.6 10.4 14.8 13.3 6.3 5.9 0.6 Change in assets and liabilities 6.4 (7.8) 61.6 93.3 147.1 90.1 48.9 58.1 41.4 Net premium paid (received) on bond transactions 1.9 (1.8) 5.8 2.0 3.9 4.3 1.7 1.9 22.8 Cash used in (provided by) operating activities of discontinued operations 0.1 0.5 0.6 0.8 0.7 1.2 1.9 (2.0) (9.1) Transaction costs — 2.3 — 5.6 12.3 9.3 — — — Other 0.4 0.2 0.6 2.9 3.2 1.9 1.6 0.2 0.6 Adjusted EBITDA $198.4 $165.4 $594.8 $491.0 $682.5 $577.6 $551.6 $505.9 $466.2 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on HealthSouth's website in the Earnings Releases for those periods.

114 Share Information Refer to pages 115-118 for end notes. Weighted Average for the Period Q3 9 Months Full Year (Millions) 2016 2015 2016 2015 2015 2014 2013 Basic shares outstanding(4) 89.1 90.6 89.3 89.1 89.4 86.8 88.1 Convertible perpetual preferred stock(4) — — — 1.3 1.0 3.2 10.5 Convertible senior subordinated notes(29) 8.5 8.4 8.5 8.3 8.3 8.2 1.0 Restricted stock awards, dilutive stock options, restricted stock units, and common stock warrants(30) 1.8 2.5 1.7 2.7 2.3 2.5 2.5 Diluted shares outstanding 99.4 101.5 99.5 101.4 101.0 100.7 102.1 End of Period Q3 9 Months Full Year (Millions) 2016 2015 2016 2015 2015 2014 2013 Basic shares outstanding(4) 89.1 90.6 89.1 90.6 89.3 86.6 86.8 Approx. Approx. Date Conversion Rate Conversion Price Convertible senior subordinated notes(29) 01/03/17 26.9106 $37.16

115 End Notes

116 End Notes (1) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth. Further explanation and disclosure relating to the Adjusted EBITDA amounts appearing in this Investor Reference Book are included in the Company's Form 8-K, dated January 9, 2017, to which this Investor Reference Book is attached as Exhibit 99.2. (2) HealthSouth is providing adjusted earnings per share from continuing operations attributable to HealthSouth (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operations. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operations. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.* (3) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non- indicative of ongoing operations. Common stock dividends are not included in the calculation of adjusted free cash flow. (4) In March 2006, the Company completed the sale of 400,000 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. In Q4 2013, the Company exchanged $320 million of newly issued 2.0% Convertible Senior Subordinated Notes due 2043 for 257,110 shares of its outstanding preferred stock. In April 2015, the Company exercised its rights to force conversion of all outstanding shares of preferred stock. On the conversion date, each outstanding share of preferred stock was converted into 33.9905 shares of common stock, resulting in the issuance of 3,271,415 shares of common stock. (5) 2015 amounts for debt borrowings included ~$208 million related to the Reliant hospitals' capital lease obligations. (6) On July 16, 2015, the board of directors approved a $0.02 per share, or 9.5%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.23 per common share. On July 21, 2016, the board of directors approved a $0.01 per share, or 4.3%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.24 per common share. (7) Under this program, Joint Commission accredited organizations, like the Company's hospitals, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates the Company's commitment to excellence in providing disease-specific care. (8) Data compares HealthSouth hospitals to hospitals comprising the Uniform Data System for Medical Rehabilitation (“UDSMR”), a data gathering and analysis organization for the rehabilitation industry which represents approximately 70% of the industry, including HealthSouth sites. Data is adjusted by applying HealthSouth hospital case-mix to non-HealthSouth UDS hospitals. * Reconciliations to GAAP provided on pages 104-110.

117 (9) Source: https://data.medicare.gov/data/home-health-compare. Data on this page was published in October 2016 and reflects OASIS and HHCAHPS Survey data collected from April 2015 through March 2016 and claims-based data collected from January 2015 through December 2015. (10) Source: FY 2017 CMS Final Rule Rate Setting File and the last publicly available Medicare cost reports (FYE 2014/2015) or in the case of new IRFs, the June 2016 CMS Provider of Service File. a. All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2017 IRF Final Rule Rate Setting File found at https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/InpatientRehabFacPPS/Downloads/FY2017_datafiles_final.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation. b.The CMS file contains data for each of the 1,133 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2017 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2015 period and may or may not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a subset of Freestanding and the Total. (11) The 119 for HLS excludes the inpatient rehabilitation hospital at HealthSouth Rehabilitation Hospital of Franklin (opened December 2015); CHI St. Vincent Hot Springs Rehabilitation Hospital, an affiliate of HealthSouth (opened February 2016); HealthSouth Rehabilitation Hospital of Beaumont (sold June 2016); St. Joseph HealthSouth Rehabilitation Hospital (opened August 2016); St. John Rehabilitation Hospital, affiliated with HealthSouth (opened August 2016); and HealthSouth Rehabilitation Hospital of Modesto (opened October 2016). (12) In 2015, HealthSouth averaged 1,332 total Medicare and non-Medicare discharges per hospital in its then 107 consolidated hospitals that were open the full year. (13) Case Mix Index (CMI) from the rate-setting file is adjusted for short-stay transfer cases. HealthSouth’s unadjusted CMI for 2015 was 1.36 versus 1.31 for the industry as measured by UDSMR. (14) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. (15) HealthSouth acquired an additional 30% equity interest in Fairlawn Rehabilitation Hospital in Worcester, MA from its joint venture partner. This transaction increased HealthSouth's ownership interest from 50% to 80% and resulted in a change in accounting for the hospital from the equity method to a consolidated entity effective June 1, 2014. (16) Data provided by UDSMR. (17) If legislation affecting Medicare is passed, HealthSouth will evaluate its effect on its business model. (18) The Medicare Access and CHIP Reauthorization Act of 2015 mandated a market basket update of +1.0% in 2018 for post-acute providers including rehabilitation hospitals as well as home health and hospice agencies. (19) The Company estimates the expected impact of each rule utilizing, among other things, the acuity of its patients over the 8-month (home health segment) to 12-month (inpatient rehabilitation segment) period prior to each rule’s release and incorporates other adjustments included in each rule. These estimates are prior to the impact of sequestration. (20) Quality reporting requirements and potential penalties were enabled for IRFs as part of the Healthcare Reform Bill (PPACA). The IMPACT Act of 2014 requires additional quality and clinical data reporting for IRFs to be subject to the original 2% penalty. End Notes, con't.

118 (21) Pre-opening expenses include expenses for training new employees on the clinical information system, which vary based on the timing of the first admission. (22) CMS published an updated Bundled Payments for Care Episode analytic file in July 2016. Among other data, this file provided the most recent listing of Model 2 awardees and the clinical episodes each participant selected for a bundled payment arrangement. (23) The leverage ratio is based on trailing four quarters of Adjusted EBITDA of $786.3 million from Q4 2015 to Q3 2016. (24) Represents discharges from HealthSouth’s 121 consolidated hospitals in Q3 2016; 120 consolidated hospitals in Q2 2016; 121 consolidated hospitals in Q1 2016; 120 consolidated hospitals in Q4 2015; 108 consolidated hospitals in Q3 and Q2 2015; and 106 consolidated hospitals in Q1 2015. (25) Excludes approximately 425 full-time equivalents in the 2016 periods and approximately 400 full-time equivalents in the 2015 periods presented who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals. (26) Employees per occupied bed, or "EPOB," is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company's occupancy percentage. (27) Represents home health admissions from 188 consolidated locations in Q3 2016; 187 consolidated locations in Q2 2016; 184 consolidated locations in Q1 2016 and Q4 2015; 141 consolidated locations in Q3 2015; 139 consolidated locations in Q2 2015; and 143 consolidated locations in Q1 2015. (28) Represents hospice admissions from 33 locations in Q3 2016; 29 locations in Q2 2016; 27 locations in Q1 2016 and Q4 2015; 23 locations in Q3 2015; and 21 locations in Q2 2015 and Q1 2015. (29) In November 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded ~$249 million as debt and ~$71 million as equity. The convertible notes are convertible, at the option of the holders, at any time on or prior to the close of business on the business day immediately preceding December 1, 2043 into shares of the Company’s common stock and is subject to customary antidilution adjustments. The Company has the right to redeem the convertible notes before December 1, 2018 if the volume weighted-average price of the Company’s common stock is at least 120% of the conversion price of the convertible notes for a specified period. On or after December 1, 2018, the Company may, at its option, redeem all or any part of the convertible notes. In either case, the redemption price will be equal to 100% of the principal amount of the convertible notes to be redeemed, plus accrued and unpaid interest. (30) The agreement to settle the Company’s class action securities litigation received final court approval in January 2007. The 5.0 million shares of common stock and warrants to purchase ~8.2 million shares of common stock at a strike price of $41.40 (expire January 17, 2017) related to this settlement were issued on September 30, 2009. The 5.0 million common shares are included in the basic outstanding shares. The warrants were not included in the diluted share count prior to 2015 because the strike price had historically been above the market price. In Q3 2016, YTD 2016, full-year 2014, and full-year 2013, zero shares related to the warrants were included in the diluted share count due to antidilution based on the stock price. In Q3 2015, YTD 2015, and full- year 2015, 439,988, 459,899, and 80,814 shares, respectively, related to the warrants were included in the diluted share count using the treasury stock method. End Notes, con't.